[GRAPHIC OMITTED]


DECEMBER 30, 2002

WWW INTERNET FUND
GROWTH FLEX FUND
MARKET OPPORTUNITIES FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS Y SHARES

WWW.THEWWWFUNDS.COM

1-888-999-8331

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

WWW INTERNET FUND
GROWTH FLEX FUND
MARKET OPPORTUNITIES FUND



WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund (each a "Fund" and collectively the "Funds") are a series of mutual funds organized as an Ohio business trust (the "Trust") and managed by WWW Advisors, Inc. (the "Fund Manager"). WWW Internet Fund and Growth Flex Fund are diversified funds. Market Opportunities Fund is a non-diversified fund.



TABLE OF CONTENTS                                                      PAGE

WWW Internet Fund Risk/Return Summary.....................................3
Growth Flex Fund Risk/Return Summary......................................7
Market Opportunities Fund Risk/Return Summary.............................9
Fees and Expenses of the Funds...........................................12
Money Market Fund Option.................................................16
How to Buy Shares........................................................17
How to Sell Shares.......................................................29
The Fund Manager.........................................................32
Principal Investment Strategies and Risks of the Funds...................34
Dividends, Distributions & Taxes.........................................41
Financial Highlights.....................................................42
Mail Elimination Policy..................................................43
Privacy Policy Notice ...................................................43

WWW INTERNET FUND
RISK/RETURN SUMMARY

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT GOAL. WWW Internet Fund seeks to provide its shareholders with long-term growth through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. WWW Internet Fund will seek to achieve its goal by investing primarily, under normal conditions, at least 80% of its assets in common stock of domestic companies that are designing, developing or manufacturing hardware or software products or services related to the Internet. WWW Internet Fund will provide its shareholders with at least 60 days notice of any change in this investment strategy. Assets mean net assets, plus the amount of any borrowings for investment purposes.

WWW Internet Fund will strive to achieve a balanced mix of (1) MATURE COMPANIES (large, established companies with market capitalizations greater than $5 billion listed on a national exchange or on the Nasdaq that have recognized the importance of the Internet and are successfully implementing Internet strategies), (2) MID-LIFE COMPANIES (companies that have captured a leadership position in an established sector of the Internet and have a market capitalization of less than $5 billion, but greater than $1.5 billion, and that have been listed on a national exchange or on the Nasdaq for at least three years.), (3) ADOLESCENT COMPANIES (IPOs and small, growing companies that are targeting emerging market sectors of the Internet and are expected to become successful market leaders, but have a current market capitalization of less than $1.5 billion and/or have been listed on a national exchange or on the Nasdaq for less than three years). Generally, WWW Internet Fund will attempt to achieve a balance of its assets invested by allocating approximately one-third of such assets in each of the three above-mentioned tiers of companies; however, WWW Internet Fund has the discretion to alter this allocation from time to time as market conditions may warrant. By diversifying among these three tiers of companies, WWW Internet Fund seeks to reduce loss of principal normally associated with investing in the Internet sector. This strategy may not reduce the market volatility of share prices that can occur with investing in a single market sector or protect shareholders against loss.

WWW Internet Fund generally invests in "growth" stocks, such as equity securities, or debt securities convertible into equity securities, of companies that are reinvesting for growth rather than paying out dividends as part of the expected shareholder return.

The Fund Manager's definition of the Internet is an emerging global communication, information and distribution system. The Fund Manager believes that the Internet is the new frontier interlinking computers, telecommunications and broadcast media. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, enhance, distribute, facilitate, store, process, record, reproduce, retrieve, transact and transfer information, products, signals and services for use by businesses, institutions and consumers. Companies engaged in these efforts are the central focus of WWW Internet Fund. However, mature technologies such as telephone, broadcast, cable, print and photography may also be represented when the Fund Manager believes that these companies may successfully integrate existing technology with new emerging technologies. Products and services identified for investment include, but are not limited to, agent software, browsers, bridges, carriers, databases, e-mail, electronic commerce, hubs, firewalls, network applications, modems, portals, routers, search engines, servers, storage devices, semi-conductors, switches, security devices, video & publishing tools and content management and payment systems.

PRINCIPAL INVESTMENT RISKS. WWW Internet Fund is subject to the following principal investment risks:

o All investments of the Fund have some degree of risk that will affect the value of the Fund's portfolio holdings, its investment performance and its share price. The Fund's share price may decline and you could lose money.
o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.
o Securities of small companies are generally subject to greater share price fluctuations.
o Investments in IPOs involve additional risks because the market value of IPO shares may fluctuate greatly.
o The performance of the Fund is closely tied to the sector performance of the stocks of Internet and Internet-related companies. These companies may be adversely affected by rapid changes in technology and consumer demand.
o Growth stocks are generally more expensive and more volatile than other types of stock.
o High portfolio turnover resulting from trading strategies may increase the Fund's costs and reduce shareholder return.

BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table shown below provide an indication of the risks of investing in WWW Internet Fund by showing changes in WWW Internet Fund's performance from year to year and by showing how WWW Internet Fund's average annual total returns for 1 and 5 years and the life of the Fund compare with those of a broad measure of market performance. How WWW Internet Fund has performed in the past (before and after taxes) is not necessarily an indication of how WWW Internet Fund will perform in the future.

The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the "Financial Highlights" section and in the Fund's annual and semi-annual reports to shareholders is based upon WWW Internet Fund's fiscal year. Therefore, the performance results will differ.

BAR CHART


Class Y shares are sold without sales charges (loads). The returns of Class A shares, Class B shares and Class C shares will vary from the returns of Class Y shares, depending on the sales charges applicable to the specific class and the expenses of the specific class.

The total return of WWW Internet Fund's Class Y shares from January 1, 2002 to September 30, 2002 was -54.22%.

During the life of WWW Internet Fund, the highest return for Class Y shares for a quarter was 79.24% (quarter ending December 31, 1999) and the lowest return for Class Y shares for a quarter was -47.21% (quarter ending September 30, 2001).

PERFORMANCE TABLE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001

                                                       1 YEAR          5 YEARS          LIFE(1)
WWW INTERNET FUND CLASS Y SHARES
Return Before Taxes                                   -52.34%           -1.20%          +1.14%
Return After Taxes on Distributions                   -52.34%           -3.14%          -0.83%
Return After Taxes on Distributions       and
Sale of Fund Shares                                   -41.87%           -0.88%          +0.93%

NASDAQ COMPOSITE INDEX(2)                             -20.70%           +8.95%         +11.86%
STANDARD & POOR'S 500 INDEX(3)                        -11.82%          +10.69%         +13.03%

(1) Since inception date of August 1, 1996.

(2) The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks. The index does not reflect deductions for fees, expenses or taxes.

(3)The Standard & Poor's 500 Index is a capitalization-weighted index designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index does not reflect deductions for fees, expenses or taxes.

Average Annual Total Returns are calculated assuming the maximum sales charge
(load) is deducted from the initial investment and all distributions are reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

No performance information is provided for Class A, B or C shares because the Fund's offering of Class A, B and C shares commenced after the date of this Prospectus. The returns of Class A shares, Class B shares and Class C shares will vary from the returns of Class Y shares, depending on the sales charges
(load) applicable to the specific class and the expenses of the specific class.

GROWTH FLEX FUND
RISK/RETURN SUMMARY

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT GOAL. Growth Flex Fund seeks to provide its shareholders with long-term growth while generating current income. Growth Flex Fund is a newly organized fund of the Trust.

PRINCIPAL INVESTMENT STRATEGIES. Growth Flex Fund will seek to achieve its goal by investing primarily, under normal conditions, in three main asset classes: stocks, bonds, and cash and cash equivalents. Growth Flex Fund will provide its shareholders with at least 60 days notice of any change in this investment strategy.

The Fund Manager will routinely modify the asset allocation among the three main asset classes as business and economic conditions change. When the return premium appears weighted in favor of stocks, the Fund will increase its allocation in equities and, when the return premium appears weighted in favor of bonds, the Fund will increase its allocation in bonds. The Fund may increase its allocation in cash and cash equivalents at other times when the Fund Manager believes the Fund's goal can be best achieved by this allocation of assets.

The Fund will typically invest at least 20% of its assets in stocks and 20% of its assets in bonds. The Fund Manager will allocate the remaining 60% of the Fund's assets into stocks, bonds, or cash and cash equivalents as the Fund Manager deems best under the then current business and economic circumstances.

The Fund may invest in common and preferred equities of domestic and foreign companies in the large, medium and small cap categories. In its stock selection, the Fund favors companies with above-average dividend or earnings growth. The Fund may also invest in bonds, including notes and short term debt securities. The Fund anticipates that the weighted-average maturity of the bonds held in the Fund's portfolio will be between 7 and 15 years. The Fund's investment in bonds may include corporate bonds, bonds convertible into common stock, U.S. Government securities and U.S. Government agency bonds and notes. The Fund may invest in various kinds of U.S. Government securities and U.S. Government agency bonds and notes, including those that pay coupon interest, those that accrue value, those with fixed interest rates and those with variable interest rates. Although the Fund generally will invest in investment grade bonds, it may invest, at the discretion of the Fund Manager, up to 15% of its total assets in non-investment grade bonds or non-rated bonds.

PRINCIPAL INVESTMENT RISKS. Growth Flex Fund is subject to the following principal investment risks:

o All investments of the Fund have some degree of risk that will affect the value of the Fund's portfolio holdings, its investment performance and its share price. The Fund's share price may decline and you could lose money.
o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.
o The Fund Manager may be unsuccessful in implementing the Fund's allocation strategy.
o Foreign securities involve other risks than those associated with domestic investments, which can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid.
o Securities of small companies are generally subject to greater share price fluctuations.
o An increase in interest rates will cause the price of a fixed income (debt) security to decline in market value. An issuer of a bond or debt security, including a government entity, may default on its payment obligations.

BAR CHART AND PERFORMANCE TABLE

Growth Flex Fund is a newly organized fund of the Trust and, therefore, no historical performance information for the Fund or comparison to the performance of a market index is provided.

MARKET OPPORTUNITIES FUND
RISK/RETURN SUMMARY

INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT GOAL. Market Opportunities Fund seeks to provide its shareholders with capital appreciation over the long term while seeking to protect capital against loss. Market Opportunities Fund is a newly organized fund of the Trust.

PRINCIPAL INVESTMENT STRATEGIES. Market Opportunities Fund will seek to achieve its goal by investing in long and short positions of equity and debt securities of companies that are publicly traded or listed on a US exchange or the OTC market. The Fund may borrow to hedge and/or create leverage in an attempt to increase the Fund's risk-adjusted performance. Market Opportunities Fund will provide its shareholders with at least 60 days notice of any change in this investment strategy.

The Fund Manager's investment process is a multi-dimensional approach that is dynamic as well as flexible and permits the Fund Manager to respond to the changing emphasis of the markets. The Fund Manager allocates the Fund's investments among three asset classes as a means of attempting to control risk and improve returns. The Fund Manager first evaluates the macro-economic investment climate to determine the percentages of the Fund's assets to be invested in each asset class--stocks, bonds, and cash. The Fund Manager then selects long and short positions in either stocks or bonds or both.

The Fund Manager's investment process focuses primarily on assimilating the impact of three major factors: (1) expected return, (2) economic growth, and (3) political events. The Fund Manager believes that these factors influence important cause and effect relationships in the financial markets as well as changes in the prices of securities related to specific industries. The Fund Manager believes that other variables are more correlative to the changes in prices of individual securities and become more important to broad market or industry price changes at inflection points of change in business cycles.

The Fund Manager looks for "catalysts" when selecting individual securities. "Catalysts" in their broadest context are incendiary events that are caused by shifts in fundamentals and expectations. The Fund Manager studies a variety of factors (qualitative as well as quantitative) to identify the best opportunities for long and short positions. Recognizing that different factors are significant for different securities, the Fund Manager strives to determine which factors are expected to most impact a particular security's price and acts accordingly. Factors considered in security selection include, but are not limited to, price, liquidity, earnings trends, price earning multiples, cash flow, dividend growth, balance sheet data, current events, technical trends, institutional and insider ownership, open short interest data, and other comparative quantitative measures.

The Fund Manager generally will employ a variety of trading strategies in long / short equity and debt securities. The Fund Manager may select equity securities of domestic and foreign companies of any size market capitalization that it believes will offer a profit opportunity.

Likewise, the Fund Manager may select domestic and foreign debt securities of any quality or maturity that it believes will offer a profit opportunity. The Fund anticipates that the weighted-average maturity of the bonds held in the Fund's portfolio will be between 7 and 15 years. The Fund Manager intends to be flexible in its choice of trading strategies in order to be responsive to changes in the markets. The Fund Manager will rely on company fundamentals and in-house research in setting its trading strategies. The Fund Manager will look for trading opportunities related to improving or deteriorating fundamentals, inaccurate valuations, option expiry periods, and special situations resulting from events such as takeovers and class action lawsuits. In addition, the Fund Manager may engage in hedging strategies, such as short sales and option trading, which may protect the Fund against declines in the prices of stocks held in its portfolio, and laddered bond transactions, which involve the purchase of a series of bonds with different maturities that may protect the Fund against interest rate risk. The Fund Manager may use leverage to initiate hedged or short positions or to purchase additional portfolio securities.

PRINCIPAL INVESTMENT RISKS. Market Opportunities Fund is subject to the following principal investment risks:

o All investments of the Fund have some degree of risk that will affect the value of the Fund's portfolio holdings, its investment performance and its share price. The Fund's share price may decline and you could lose money.
o The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.
o An increase in interest rates will cause the price of a fixed income (debt) security to decline in market value. An issuer of a bond or debt security, including a government entity, may default on its payment obligations.
o Foreign securities involve other risks than those associated with domestic investments, which can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid.

o The Fund Manager may be unsuccessful in implementing the Fund's trading strategies or investment process. Security selections may be ill-timed and may result in losses.
o High portfolio turnover resulting from trading strategies may increase the Fund's costs and reduce shareholder return.
o A hedge intended to protect the Fund or a position from a loss may not work causing losses. The Fund Manager may be unsuccessful in implementing the Fund's hedging strategy, which could result in a greater loss than investing without the use of this strategy.
o Using borrowed dollars to increase the Fund's exposure to the stock market increases the risk of loss. Interest payments may increase the overall expenses of the Fund.
o    The risk of loss on a short sale is unlimited.
o Securities of small companies are generally subject to greater share price fluctuations.
o Growth stocks are generally more expensive and more volatile than other types of stock.
o Because the Fund's portfolio is not diversified, the risk of loss is greater than a fund with a diversified portfolio.

BAR CHART AND PERFORMANCE TABLE

Market Opportunities Fund is a newly organized fund of the Trust and, therefore, no historical performance information for the Fund or comparison to the performance of a market index is provided.

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


WWW INTERNET FUND AND GROWTH FLEX FUND
                                        CLASS A       CLASS B       CLASS C        CLASS Y

Maximum Sales Charge (Load) Imposed
on Purchases (as a % of offering
price)
                                        5.75%*        None          None           None

Maximum Deferred Sales Charge (Load)
(as a % of offering price at time of
purchase)
                                        None          5.25%**       None           None

Redemption Fee (as a % of the amount
redeemed)                               ***           None          ***            ***

MARKET OPPORTUNITIES FUND               CLASS A       CLASS B       CLASS C        CLASS Y

Maximum Sales Charge (Load) Imposed
on Purchases (as a % of offering
price)
                                        6.00%*        None          None           None

Maximum Deferred Sales Charge (Load)
(as a % of offering price at time of
purchase)
                                        None          5.25%**       None           None

Redemption Fee (as a % of the amount
redeemed)                               ***           None          ***            ***



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


WWW INTERNET FUND                       CLASS A       CLASS B       CLASS C        CLASS Y

Management Fees(1)                      0.50%         0.50%         0.50%          0.50%

Distribution and Service
 (12b-1) Fees(2)                        0.50%         1.00%         1.00%          0.50%

Other Expenses(3)                       2.75%         2.75%         2.75%          2.75%

Total Annual Fund Operating Expenses
                                        3.75%         4.25%         4.25%          3.75%

GROWTH FLEX FUND                        CLASS A       CLASS B       CLASS C        CLASS Y

Management Fees                         1.00%         1.00%         1.00%          1.00%

Distribution and Service
  (12b-1) Fees(2)                       0.50%         1.00%         1.00%          0.50%

Other Expenses(3)                       3.50%         3.50%         3.50%          3.50%

Total Annual Fund Operating Expenses
                                        5.00%         5.50%         5.50%          5.00%

MARKET OPPORTUNITIES FUND               CLASS A       CLASS B       CLASS C        CLASS Y

Management Fees                         1.50%         1.50%         1.50%          1.50%

Distribution and Service
     (12b-1) Fees(2)                    0.50%         1.00%         1.00%          0.50%

Other Expenses(3)                       3.50%         3.50%         3.50%          3.50%

Total Annual Fund Operating Expenses    5.00%         5.50%         5.50%          5.00%


* The maximum sales charge is shown in the table. Volume discounts are provided on larger purchases of Class A shares. The sales charge on Class A shares may be waived under certain circumstances.

** The deferred sales charge on Class B shares declines over time and is eliminated after 6 years. The deferred sales charge on Class B shares may be waived under certain circumstances.

*** In certain cases, the Funds may impose a redemption fee or a short-term trading fee as described below. If a shareholder request payment by ACH or "Automated Clearing House" services, a fee of $.75 per transaction may be charged.


CLASS A SHARES: The redemption fee and short-term trading fee described below apply only to Class A shares of a Fund that are purchased with no initial sales charge.

o A 2.00% redemption fee may apply if the Class A shares are redeemed within 12 months of the purchase

o A 2.00% short-term trading fee may apply if the Class A shares are purchased and redeemed twice within a calendar quarter in the same customer account. The short-term trading fee may also apply when Class A shares are redeemed by exchange to First American Government Obligations Fund. See "Money Market Fund Option" below.

CLASS C AND Y SHARES: A 2.00% redemption fee may apply if the Class C and Y shares are redeemed within 12 months of purchase. A 2.00% short-term trading fee may apply if the Class C or Y shares are purchased and redeemed twice within a calendar quarter in the same customer account. The short-term trading fee may also apply when Class C or Y shares are redeemed by exchange to First American Government Obligations Fund. See "Money Market Fund Option" below.

(1) The Management Fee is payable at an annual rate equal to 1.00% of WWW Internet Fund's average daily net assets, subject to increase or decrease by up to 0.50% annually depending on the Fund's performance. See "Management Fees".

(2) The Funds have adopted a distribution plan under Rule 12b-1 that allows the Funds to pay fees to support the sale and distribution of shares of the Funds.

(3) Other Expenses for Classes A, B and C of WWW Internet Fund and all classes of Growth Flex Fund and Market Opportunities Fund are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLES

This Example is intended to help you compare the cost of investing in each of the Funds with the cost of investing in other mutual funds.

The Example chart assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example chart also assumes that your investment has a 5.00% return each year, all dividends and distributions are reinvested, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




WWW INTERNET FUND                      1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class A                                $ 975          $1,848          $2,826         $5,813

Class B                                $ 896          $1,714          $2,591         $5,516

Class C                                $ 446          $1,414          $5,813         $5,738

Class Y                                $ 394          $1,254          $2,220         $5,813

GROWTH FLEX FUND                       1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class A                                $1,099         $2,222           N/A             N/A

Class B                                $1,024         $2,100           N/A             N/A

Class C                                $ 578          $1,807           N/A             N/A

Class Y                                $ 525          $1,651           N/A             N/A

MARKET OPPORTUNITIES FUND
                                       1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class A                                $1,099         $2,222           N/A             N/A

Class B                                $1,024         $2,100           N/A             N/A

Class C                                $ 578          $1,807           N/A             N/A

Class Y                                $ 525          $1,651           N/A             N/A



Because Class B shares are subject to a contingent deferred sales load, the expenses you would pay as a Class B shareholder would be different if you did not redeem your Class B shares. In this case, you would pay the following expenses:


WWW INTERNET FUND                      1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class B                                $ 446          $1,414           N/A             N/A

GROWTH FLEX FUND                       1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class B                                $ 578          $1,807           N/A             N/A

MARKET OPPORTUNITIES FUND
                                       1 YEAR         3 YEARS        5 YEARS        10 YEARS

Class B                                $ 578          $1,807           N/A             N/A


MONEY MARKET FUND OPTION

Shareholders of the Funds may purchase, or exchange their shares of the Funds for, shares of First American Government Obligations Fund, a money market fund managed by U.S. Bancorp Asset Management, Inc., an affiliate of the Funds' custodian. For information about this option, to obtain a prospectus, or to make a purchase or an exchange, contact Capital Fund Services, Inc. (the "Transfer Agent") at 1-888-999-8331.

HOW TO BUY SHARES

GENERAL

You may open an account and make investments in the Funds:
o through broker-dealers, investment advisors and financial planners that are authorized to sell shares of the Funds or through third party administrators and third party employee benefit consultants that are authorized to sell shares of the Funds (Class Y shares only)
o    by Mail
o    by Wire
o    through Processing Organizations

An account application may be obtained by calling the Transfer Agent at 1-888-999-8331 or on the web at WWW.THEWWWFUNDS.COM. Each Fund reserves the right to reject any purchase order.

The purchase price of a share of each Fund is the net asset value (NAV) of a share plus any applicable sales charge. When placing a purchase order, you should identify the Fund in which you are investing and the class of shares (Class A shares, Class B shares, Class C shares or Class Y shares) that you are purchasing. Purchase orders that do not indicate the class of shares or are not eligible to purchase the class selected will automatically be invested in Class A shares. The amount of sales charges and distribution and services fees will depend on which class of shares you purchase.

NET ASSET VALUE. Net asset value per share is determined as of the close of regular trading each day that the New York Stock Exchange ("NYSE") is open for trading (generally, 4:00 p.m., Eastern time). The NYSE is closed on most national holidays and Good Friday. The net asset value per share of each class of a Fund is computed by dividing the value of the Fund's net assets represented by the class by the total number of shares of the class outstanding. Each Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by, or in accordance with procedures established by, the Trust's Board of Trustees.

CLASS A SHARES

     o    ONE TIME SALES CHARGE PAID AT TIME OF PURCHASE
     o    LOWER ANNUAL EXPENSES THAN CLASS B AND C SHARES

The purchase price paid for Class A shares sold by each Fund is the public offering price. The public offering price is the next determined net asset value
(NAV) of the shares after the order is placed plus the applicable sales charge. The sales charge on Class A shares is a one-time charge paid at the time of purchase of shares and deducted from the amount of the investment. Most of the sales charge ordinarily goes to the investor's broker-dealer as compensation for the services provided the investor.

The maximum front-end sales charge for WWW Internet Fund and Growth Flex Fund is 5.75% of the public offering price. The maximum front-end sales charge for Market Opportunities Fund is 6.00% of the public offering price. Volume discounts are provided for the initial purchase of, as well as for additional purchases of, Class A shares of each Fund. Volume discounts are also provided under the Right of Accumulation or a Letter of Intent. See "Volume Discounts" below. Purchases of Class A shares of $1 million or more are not subject to a sales charge.

Certain redemptions of Class A shares may be subject to an early redemption fee. If a purchase of Class A shares is subject to the early redemption fee, you will be notified on the confirmation that you receive at the time of purchase. Short-term trading fees may also apply. See "Volume Discounts" and "Early Redemption and Short-Term Trading Fees" below.

Each Fund has a distribution plan that allows the Fund to pay distribution and service fees of up to 0.50% of the average daily net assets attributable to its Class A shares.

CLASS B SHARES

     o    NO SALES CHARGE AT TIME OF PURCHASE
     o    ALL YOUR MONEY IS INVESTED RIGHT AWAY
     o    DEFERRED SALES CHARGE ON SHARES SOLD WITHIN 6 YEARS
     o    SHARES CONVERT TO CLASS A SHARES AFTER 6 YEARS
     o    HIGHER ANNUAL EXPENSES THAN CLASS A SHARES

The purchase price paid for Class B shares is the next determined net asset value (NAV) of the shares after the order is placed. Class B shares are subject to a contingent deferred sales charge (CDSC) if redeemed prior to 6 years from the date of purchase. The CDSC time period includes the time you held Class B shares of any other Fund that you exchanged for the Class B shares that you are redeeming. The CDSC is calculated based on the original NAV at the time of your investment. The CDSC schedule applicable to redemptions is set forth in the table below:

         YEAR                           SALES CHARGE

         First Year                         5.25%

         Second Year                        4.50%

         Third Year                         3.50%

         Fourth Year                        3.00%

         Fifth Year                         2.50%

         Sixth Year                         1.00%

After 6 years, Class B shares automatically convert to Class A shares, which have lower annual expenses than Class B shares.

The CDSC will not apply to redemptions initiated by a Fund as a result of any minimum investment requirement or redemptions made by the Funds to pay custodial fees and other processing fees for an IRA.

Each Fund has a distribution plan that allows the Fund to pay distribution and service fees of up to 1.00% of the average daily net assets attributable to its Class B shares.

CLASS C SHARES

     o    NO SALES CHARGE AT TIME OF PURCHASE
     o    ALL YOUR MONEY INVESTED RIGHT AWAY
     o    NO DEFERRED SALES CHARGE ON REDEMPTIONS
     o    HIGHER ANNUAL EXPENSES THAN CLASS A SHARES
     o    EARLY REDEMPTION FEE FOR SHORT TERM INVESTORS

The purchase price for Class C shares is the next determined net asset value
(NAV) after the order is placed. The Funds sell Class C shares without an initial sales charge but, if the shares are held less than 12 months, investors may pay an early redemption fee of 2.00%. Short-term trading fees may also apply. See "Early Redemption and Short-Term Trading Fees" below.

Each Fund has a distribution plan that allows the Fund to pay distribution and service fees of up to 1.00% of the average daily net assets attributable to its Class C shares.

CLASS Y SHARES

     o    NO SALES CHARGE AT TIME OF PURCHASE
     o    ALL YOUR MONEY INVESTED RIGHT AWAY
     o    NO DEFERRED SALES CHARGE ON REDEMPTIONS

     o    EARLY REDEMPTION FEE FOR SHORT TERM INVESTORS

Class Y Shares may be purchased ONLY by the following persons:

o investment advisors, financial planners, or third party administrators and employee benefit consultants who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services
o clients of such investment advisors, financial planners, or third party administrators and employee benefit consultants who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner, or third party administrator on the books and records of the investment advisor, financial planner, or third party administrator or consultant
o investors who are participating in asset allocation "wrap" accounts or similar programs offered by qualified broker-dealers, investment advisors, or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients
o processing organizations such as third-party plan administrators, broker-dealers, banks, or other financial institutions that purchase shares for their customers
o     clients of the Fund Manager
o     "qualified persons" described in the Statement of Additional Information

The purchase price for Class Y shares is the next determined net asset value
(NAV) after the order is placed. The Funds sell Class Y shares without an initial sales charge, but if the shares are held less than 12 months, investors may pay an early redemption free of 2.00%. Short-term trading fees may apply. See "Early Redemption and Short-Term Trading Fees" below.

Each Fund has a distribution plan that allows the Fund to pay distribution and service fees of up to 0.50% of the average daily net assets attributable to its Class Y shares.

VOLUME DISCOUNTS

--------------------------------------------------------------------------------
FOR CLASS A SHAREHOLDERS ONLY
--------------------------------------------------------------------------------

Volume discounts on sales charges (loads) are provided if the total amount being invested in Class A shares of a Fund reaches the levels indicated in the sales charges schedule provided below.



WWW INTERNET FUND AND GROWTH FLEX FUND
                                                                       AMOUNT OF SALES CHARGE
                                               SALES CHARGE AS A % OF  REALLOWED TO DEALERS AS
   AMOUNT OF PURCHASE        SALES CHARGE       NET AMOUNT INVESTED     A % OF OFFERING PRICE

Less the $50,000                 5.75%                 6.10%                    5.50%

$50,000 but less then
$100,000                         4.50%                 4.71%                    4.25%

$100,000 but less then
$250,000                         3.50%                 3.63%                    3.25%

$250,000 but less then
$500,000                         2.50%                 2.56%                    2.25%

$500,000 but less then
$1,000,000                       2.00%                 2.04%                    1.75%

$1,000,000 or more               None                   None                    None

MARKET OPPORTUNITIES FUND
                                                                       AMOUNT OF SALES CHARGE
                                               SALES CHARGE AS A % OF  REALLOWED TO DEALERS AS
   AMOUNT OF PURCHASE        SALES CHARGE       NET AMOUNT INVESTED     A % OF OFFERING PRICE

Less the $50,000                 6.00%                 6.38%                    5.75%

$50,000 but less then
$100,000                         5.25%                 5.54%                    5.00%

$100,000 but less then
$250,000                         4.25%                 4.44%                    4.00%

$250,000 but less then
$500,000                         3.50%                 3.63%                    3.25%

$500,000 but less then
$1,000,000                       2.50%                 2.56%                    2.25%

$1,000,000 or more               None                   None                    None


INVESTMENT OVER $1 MILLION. There is no initial sales charge on Class A share purchases of $1 million or more. However, you will be assessed an early redemption fee of 2.00% on your shares held less then 12 months from the date of your purchase.

RIGHT OF ACCUMULATION AND LETTER OF INTENT. The applicable volume discounts are also available to investors through the Right of Accumulation and a Letter of Intent.

Under the RIGHT OF ACCUMULATION, the applicable sales charge may be determined by adding to the total current value of Class A shares already owned in a Fund the value of new purchases on the day the additional purchase is made. For example, if an investor previously purchased, and still holds, Growth Flex Fund Class A shares worth $40,000 and purchases an additional $15,000 worth of Growth Flex Fund Class A shares, the sales charge applicable to the new purchase would be 4.50%, the sales charge applicable to the $50,000 to $99,999 bracket in the schedule above. You must notify your broker, investment adviser, financial planner, other entity through whom you are purchasing Fund shares or the Funds to obtain the reduced sales charge under the Right of Accumulation.

Under a LETTER OF INTENT, the applicable sales charge is based on the amount that you intend to purchase over a 13-month period. You should notify your broker, investment adviser, financial planner, other entity through whom you are purchasing Fund shares or the Funds that you have a Letter of Intent each time you purchase Fund shares.

For further information about the Right of Accumulation and Letters of Intent, contact your broker, investment adviser, financial planner, or other entity or the Transfer Agent at 1-888-999-8331.

EARLY REDEMPTION AND SHORT-TERM TRADING FEES

--------------------------------------------------------------------------------
FOR CLASS A, C AND Y SHAREHOLDERS ONLY
--------------------------------------------------------------------------------

EARLY REDEMPTION FEES. Except in circumstances described below, each Fund will impose a redemption fee of 2.00% under the following circumstances:

o When Class A shares are redeemed within 12 months of the date of purchase and no sales charges were paid at the time of purchase

o When Class C and Y shares are redeemed within 12 months of the date of purchase

EXCEPTIONS. No redemption fee will be imposed on the redemption of Class A, Class C or Class Y shares if:

o the shares were acquired through reinvestment of dividends or capital gain distributions
o the redemption is made within one year after the death of a shareholder or registered joint owner
o the redemption is a minimum required distribution from an IRA or other individual retirement plan account after a shareholder reaches age 701/2
o involuntary redemptions made by the Funds, including redemptions made by the Funds to pay custodial fees and other processing fees for an IRA or sales charges if purchases are not completed under a Letter of Intent Each Fund reserves the right to waive the early redemption fee in other appropriate circumstances.

--------------------------------------------------------------------------------
FOR CLASS A, C AND Y SHAREHOLDERS ONLY
--------------------------------------------------------------------------------

SHORT-TERM TRADING FEES. Each Fund may impose a short-term trading fee of 2.00% on Class A shares that are purchased with no initial sales charge. In addition, Class C and Y shares may incur a short-term trading fee of 2.00%. Such a fee is charged if the shares are purchased and redeemed twice within a calendar quarter in the same customer account. The short-term trading fee also applies when shares are redeemed by exchange to the First American Government Obligations Fund. The 2.00% short-term trading fee is imposed on the net asset value of the redeemed shares at the time of redemption. This fee is designed to offset the market impact and other costs associated with fluctuations in a Fund's asset levels and cash flow caused by short-term shareholder trading. The applicable Fund retains any short-term trading fees imposed on Class A or Class Y shares. Each Fund reserves the right to waive the short-term trading fee in appropriate circumstances.

CALCULATION OF CDSC AND EARLY REDEMPTION FEES

The Funds will use the first in, first out (FIFO) method to determine the holding periods for purposes of calculating the CDSC (Class B shares) and the early redemption fee (Class A and Class C shares) and. Under the FIFO method, the date of redemption will be compared to the earliest purchase date of shares held in the account.

In determining "one year," the Funds will use the anniversary date of a transaction. For example, Class A shares purchased on May 10, 2003 will be subject to an early redemption fee if they are redeemed on or before May 10, 2004. If they are redeemed on or after May 11, 2004, the shares will not be subject to the early redemption fee.

In determining whether a CDSC is payable on redemption of Class B shares, shares not subject to any charge will be redeemed first, followed by shares held the longest during the CDSC period.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Under plans adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each class of shares of each Fund pays a distribution and shareholder servicing fee. This fee will be used in its entirety to make payments for marketing and distribution assistance, administration, and shareholder services ("12b-1 Payments"). Under the Plans, any fees not expended during the fiscal year will be rolled over and used to make 12b-1 Payments in future years. Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PURCHASE OF FUND SHARES

MINIMUM INITIAL INVESTMENTS
REGULAR ACCOUNTS                                                 $ 1,000
MONTHLY AUTOMATIC INVESTMENT ACCOUNTS                            $   500
RETIREMENT ACCOUNTS                                              $   250

MINIMUM ADDITIONAL INVESTMENTS
REGULAR ACCOUNTS                                                 $    25
MONTHLY AUTOMATIC INVESTMENT ACCOUNTS                            $    25
RETIREMENT ACCOUNTS                                              $    25

You may open an account and make an initial investment and you may make additional investments in the Funds:

o    through broker-dealers that are authorized to sell shares of the Funds
o through investment advisors and financial planners that are authorized to sell shares of the Funds or through third party administrators and employee benefit consultants that are authorized to sell shares of the Funds (Class Y chares only)
o through Processing Organizations, which generally are third-party plan administrators, broker-dealers, banks or other financial institutions that purchase shares for their customers, that are authorized to sell shares of the Funds
o    by Mail
o    by Wire

Each Fund reserves the right to reject any purchase order.

THROUGH BROKER-DEALERS, INVESTMENT ADVISORS, FINANCIAL PLANNERS, THIRD PARTY ADMINISTRATORS AND THIRD PARTY EMPLOYEE BENEFIT CONSULTANTS: You should contact your broker-dealer, investment advisor or financial planner or the applicable administrator or consultant for information on purchasing shares of the Funds. These persons may charge fees for their services and may act as the shareholder of record for shares that they purchase on behalf of their customers. In addition, confirmations of share purchases will be sent to the person through whom the purchase was made.

THROUGH PROCESSING ORGANIZATIONS: Shares of the Funds may also be purchased through "processing organizations." A processing organization generally is a third-party plan administrator, broker-dealer, bank or other financial institution that purchases shares for its customers and may designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. When shares are purchased this way, the processing organization, rather than its customer, may be the shareholder of record of the shares. Such shares may be transferred into the investor's name following procedures established by the processing organization and the Transfer Agent. The minimum initial and subsequent investments in any Fund for shareholders who invest through a processing organization generally will be set by the processing organization. Processing organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Certain processing organizations may receive compensation pursuant to the Funds' Distribution and Shareholder Servicing Plans. An investor contemplating investing with the Funds through a processing organization should read materials provided by the processing organization in conjunction with this Prospectus.

BY MAIL: You may make an initial purchase shares of a Fund by completing and signing the application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to the applicable Fund and sent to the address listed below. If you prefer overnight delivery, use the overnight address also listed below.

U.S. MAIL:                                          OVERNIGHT:
----------                                          ----------
Capital Fund Services, Inc.                         Capital Fund Services, Inc.
P.O.  Box 25910                                     131 Prosperous Place
Lexington, Kentucky 40524-5910                      Suite 17
                                                    Lexington, KY 40509-1804

An Account Application may be obtained by calling the Transfer Agent at 1-888-999-8331 or on the web at WWW.THEWWWFUNDS.COM. You must specify the class of shares that you wish to purchase on the application. If you do not specify a class of shares or you are not eligible to purchase the class that you specified, your investment will be automatically invested in Class A shares.

Each additional mail purchase request must contain the additional investment portion of your shareholder statement or a letter containing your name, the name of your account, your account number and the name of the Fund and class in which you wish to invest. Checks should be made payable to the applicable Fund and should be sent to the address as set forth above.

BY WIRE: You may also make an initial purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at 1-888-999-8331 to set up your account and obtain an account number. You should be prepared to provide the information on the application form to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

WIRE INSTRUCTIONS TO PURCHASE WWW INTERNET FUND SHARES:
                              -----------------
US Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: WWW INTERNET FUND
D.D.A.  # 485777098
Account Name:  (your WWW INTERNET FUND account registration name)
For the Account Number:   (your WWW INTERNET FUND account number)

WIRE INSTRUCTIONS TO PURCHASE GROWTH FLEX FUND SHARES:
                              ----------------
US Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: GROWTH FLEX FUND
D.D.A.  # 130100788509
Account Name:  (your GROWTH FLEX FUND account registration name)
For the Account Number:   (your GROWTH FLEX FUND account number)

WIRE INSTRUCTIONS TO PURCHASE MARKET OPPORTUNITIES FUND SHARES:
                              -------------------------
US Bank, N.A.  Cinti/Trust
ABA #0420-0001-3
Attn: MARKET OPPORTUNITIES FUND
D.D.A.  # 130100788525
Account Name:  (your MARKET OPPORTUNITIES FUND account registration name)
For the Account Number:   (your MARKET OPPORTUNITIES FUND  account number)

You are required to mail a signed Application to the Transfer Agent at the following address in order to complete your initial purchase by wire:

CAPITAL FUND SERVICES, INC.
P.O. BOX 25910
LEXINGTON, KY  40524-5910

An Account Application may be obtained by calling the Transfer Agent at 1-888-999-8331 or on the web at WWW.THEWWWFUNDS.COM.

You may make additional investments in the Funds by following the wire instructions above. Your bank may charge you a fee to wire funds.

Wire orders will be accepted only on a day on which a Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that occur in wiring money, including delays in processing by the banks, are not the responsibility of the Trust or the Transfer Agent.

MONTHLY AUTOMATIC INVESTMENT PLAN (AIP)

The Monthly Automatic Investment Plan permits investors to purchase shares of the Funds (minimum initial investment of $500 and minimum subsequent investments of $25 per transaction) at regular monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the twentieth day. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. Investors desiring to participate in the Monthly Automatic Investment Plan should call the Transfer Agent at 1-888-999-8331 to obtain the appropriate forms or visit the website at WWW.THEWWWFUNDS.COM.

The Monthly Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. Since the Monthly Automatic Investment Plan involves the continuous investment in a Fund regardless of fluctuating price levels of the Fund's shares, investors should consider their financial ability to continue to purchase through periods of low price levels. A Fund may modify or terminate the Monthly Automatic Investment Plan at any time.

RETIREMENT PLANS

Since each Fund is oriented to longer term investments, shares of each Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs), simplified employee pensions
(SEPs), 401(k) plans, qualified corporate pension and profit sharing plans (for employees), tax deferred investment plans (for employees of public school systems and certain types of charitable organizations), and other qualified retirement plans. For more specific information regarding these retirement plan options, consult with your tax adviser.

The minimum initial investment for retirement accounts is $250.

You should contact the Transfer Agent for the procedure to open an IRA or SEP plan with the Funds. Custodial fees and other processing fees for an IRA will be paid by the shareholder by redemption of sufficient shares of a Fund from the IRA account unless the fees are paid directly to the IRA custodian (US Bank, N.A.). You can obtain information about IRA fees charged by the IRA custodian by calling the Transfer Agent at 1-888-999-8331 or at the website at WWW.THEWWWFUNDS.COM.

ADDITIONAL INFORMATION ABOUT PURCHASES

Shares of each Fund are sold on a continuous basis. Shareholders receive a confirmation of their share purchases and quarterly statements of their accounts.

Purchase orders received in proper form by the Funds' Transfer Agent, a person authorized to sell Fund shares or a Processing Organization before the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any day a Fund calculates its net asset value are priced based upon the net asset value determined on that date. Purchase orders received in proper form after the close of trading on the New York Stock Exchange are priced as of the time the net asset value is next determined.

Federal regulations require that investors who purchase directly from the Funds by mail or wire provide a certified Taxpayer Identification Number (a "TIN") upon opening or reopening an account. Failure to furnish a certified TIN could subject the investor to a $50 penalty imposed by the Internal Revenue Service.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Transfer Agent of the Funds for the account of the shareholder.

Each Fund reserves the right to vary or waive the initial and subsequent investment minimum requirements at any time. The rights to limit the amount of purchases and to refuse to sell to any person are also reserved by the Funds. In addition, each Fund may reject any purchase order, including exchanges, from persons who, in the Fund Manager's opinion, are engaged in short-term trading or any other purchase order or exchange request that could adversely affect the Fund or its operations.

If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a shareholder, a Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred and you may be prohibited or restricted from making future purchases in the Fund.

HOW TO SELL SHARES

GENERAL

Investors may request redemption of Fund shares at any time. Redemption requests may be made as described below. When a request is received in proper form, a Fund will redeem the shares at the next determined net asset value.

Each Fund ordinarily will make payment for all shares redeemed within three days after receipt by the Transfer Agent of a redemption request in proper form, but the Fund may take up to seven days to process redemptions if making sooner payment would adversely affect a Fund. However, if an investor has purchased Fund shares by check and subsequently submits a redemption request, the redemption proceeds will not be transmitted until the check used for investment has cleared, which may take up to 15 days. This procedure does not apply to shares purchased by wire payment.

Redemptions may be suspended or payment dates postponed when (1) the New York Stock Exchange (the "NYSE") is closed (other than weekends or holidays), (2) trading on the NYSE is restricted, or (3) as permitted by the Securities and Exchange Commission.

Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interest of a Fund.

Each Fund reserves the right to redeem investor accounts at its option upon not less than 60 days' written notice if the account's net asset value is less than the minimum investment requirement for reasons other than market conditions, and remains so during the notice period. No CDSC or early redemption fee will apply to these redemptions.

EXCHANGING SHARES

You may exchange shares in one Fund for shares of the same class of another Fund based on their relative NAVs. When making an exchange, if you are exchanging into shares of a Fund with a higher sales charge, you must pay the difference at the time of the exchange.

A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss. Before making an exchange request, read the Prospectus and consult your tax adviser.

REDEMPTION AND EXCHANGE PROCEDURES

THROUGH BROKER-DEALERS, INVESTMENT ADVISORS, FINANCIAL PLANNERS, THIRD PARTY ADMINISTRATORS AND THIRD PARTY EMPLOYEE BENEFIT CONSULTANTS: You should contact your broker-dealer, investment advisor, or financial planner or the applicable administrator or consultant for information on redeeming and exchanging shares of the Funds.

THROUGH PROCESSING ORGANIZATIONS: You should contact the applicable processing organization for information on redeeming and exchanging shares of the Funds.

BY MAIL: Redemption and exchange requests by mail must include your letter of instruction (including the Fund's name & class of shares, account number, account name(s), address and the dollar amount or number of shares you wish to redeem or exchange) and should be addressed to:

CAPITAL FUND SERVICES, INC.
P.O. BOX 25910
LEXINGTON, KY  40524-5910

Written redemption and exchange instructions must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. ALL SIGNATURES MUST BE GUARANTEED.

THESE SIGNATURE GUARANTEE REQUIREMENTS ARE ALSO APPLICABLE TO ANY ACCOUNT INFORMATION CHANGES.

The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program and the Securities Transfer Agents Medallion Program ("STAMP"). Such guarantees must be signed by an authorized signatory thereof with "Signature Guaranteed" appearing with the shareholder's signature. Signature guarantees may not be provided by notaries public.

Any questions with respect to signature guarantees should be directed to the Transfer Agent by calling 1-888-999-8331.

Redemption and exchange requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Investors may obtain from a Fund or the Transfer Agent forms of resolutions and other documentation, which have been prepared in advance to assist compliance with such Fund's procedures.

BY TELEPHONE: Shareholders that have elected the telephone redemption option on the shareholder application form may make a telephone redemption or exchange request by calling the Transfer Agent at 1-888-999-8331. If a shareholder did not elect the telephone redemption option, written instruction will be required.

The Transfer Agent may act on telephone instructions from any person representing him or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. The Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption and exchange procedures described herein. Use of these other redemption and exchange procedures may result in the redemption or exchange request being processed at a later time than it would have been if telephone redemption or exchange had been used. During the delay, a Fund's net asset value may fluctuate.

BY WIRE: A shareholder may have redemption proceeds of $500 or more wired to the shareholder's brokerage account or a commercial bank account designated by the shareholder. A transaction fee of $15 will be charged for payments by wire. Questions about this option, or redemption requirements generally, should be referred to the Transfer Agent at 1-888-999-8331.

THE FUND MANAGER

THE FUND MANAGER. WWW Advisors, Inc. (the "Fund Manager") manages the investments of each Fund and is responsible for the overall management of the business affairs of each Fund. The Fund Manager is located at: 131 Prosperous Place, Suite 17, Lexington, Kentucky 40509.

Lawrence S. York co-founded the Fund Manager with James D. Greene in 1996. Mr. York, the Chairman of the Board and President of the Trust, is the President of the Fund Manager. Mr. York is also the President of Capital Fund Services, Inc., transfer agent, accounting and administration service provider to the Funds. Since 1991, Mr. York has been President of Capital Advisors Group, Inc., a financial planning and investment advisory firm. Additionally, since 1999, Mr. York has served as the President, Dealer Principal and Registered Representative of Interactive Planning Corp., a NASD Member Firm Broker-Dealer and the Funds' Distributor. Mr. York and these companies provide investment management advice to individual, business and institutional accounts having an aggregate value of more than $50 million. Mr. York is Chief Investment Officer of the Funds, responsible for investment research and supervision of all Fund portfolios that are team managed. Mr. York is a graduate of Berea College and earned his MBA degree from the University of Kentucky.

MANAGEMENT FEES. Under the terms of a Management Agreement between the Trust and the Fund Manager, each Fund has agreed to pay the Fund Manager a monthly management fee.

WWW Internet Fund has agreed to pay a base monthly management fee at the annual rate of 1.00% of each class's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the class, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under the terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the Fund Manager by up to 0.50% per year of the value of the Fund's average daily net assets applicable to the class.

The monthly total management fee for each class of WWW Internet Fund is calculated as follows: (a) one-twelfth of 1.00% annual Base Fee rate (0.083%) is applied to the Fund's average daily net assets applicable to the class over the most recent calendar month, giving a dollar amount that is the Base Fee for that month; (b) one-twelfth of the applicable performance adjustment rate from the table below is applied to the Fund's average daily net assets applicable to the class over the most recent calendar month, giving a dollar amount that is the Monthly Performance Adjustment; and (c) the Monthly Performance Adjustment is then added to or subtracted from the Base Fee and the result is the amount payable by the class to the Fund Manager as the total management fee for that month.

The full range of the total management fee for WWW Internet Fund on an annualized basis is as follows:

% POINT DIFFERENCE BETWEEN CLASS PERFORMANCE (NET
OF EXPENSES INCLUDING ADVISORY FEES) AND % OF
CHANGE IN THE APPLICABLE INDEX             BASE          ADJUSTMENT     TOTAL
                                           FEE %           RATE %        FEE %
+3.00 or more                              1.00%            0.50%        1.50%
+2.75 or more but less than +3.00          1.00%            0.40%        1.40%
+2.50 or more but less than +2.75          1.00%            0.30%        1.30%
+2.25 or more but less than +2.50          1.00%            0.20%        0.20%
+2.00 or more but less than +2.25          1.00%            0.10%        1.10%
LESS THAN +2.00 BUT MORE THAN -2.00        1.00%            0.00%        1.00%
-2.00 or less but more than -2.25          1.00%           -0.10%        0.90%
-2.25 or less but more than -2.50          1.00%           -0.20%        0.80%
-2.50 or less but more than -2.75          1.00%           -0.30%        0.70%
-2.75 or less but more than -3.00          1.00%           -0.40%        0.60%
-3.00 or less                              1.00%           -0.50%        0.50%

The period over which performance is measured is a rolling twelve-month period and the performance of the S&P 500 Index is calculated as the sum of the change in the level of the S&P 500 Index during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 Index. Because the maximum Monthly Performance Adjustment for WWW Internet Fund applies whenever the class's performance exceeds the S&P 500 Index by 3.00% or more, the Fund Manager could receive a maximum Monthly Performance Adjustment even if the performance of the class is negative.

During the fiscal year ended June 30, 2002, WWW Internet Fund paid management fees equal to 0.28% of its average net assets, reflecting fee waivers of $33,931. In addition, the Fund Manager voluntarily reimbursed WWW Internet Fund $10,227 for other expenses.

Growth Flex Fund has agreed to pay a monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets. Market Opportunities Fund has agreed to pay a monthly management fee at the annual rate of 1.50% of the Fund's average daily net assets.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS

STOCK SELECTION

WWW INTERNET FUND. WWW Internet Fund emphasizes a "growth" style of investing. WWW Internet Fund attempts to select fast-growing companies at the right prices. For Mature and Mid-life companies, extensive research is performed to identify companies based upon their earnings and growth prospects. For Adolescent companies, WWW Internet Fund evaluates the company's business plan, financials, and ability to generate earnings in a reasonable time frame and compares the company's ongoing progress to that of other Internet/technology companies in the same or similar general business. Among all three tiers of companies, WWW Internet Fund favors Internet companies with proprietary technology (or other barriers to entry by competitors), a dominant market share, a relatively liquid trading market, and strong management with a defined commitment to the Internet. There is no limit on the market capitalization or the length of operating history of the companies in which the Fund may invest.

In deciding what stocks to sell, WWW Internet Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation, (2) declining revenues or earnings growth, (3) a change in key management, (4) a loss of market share, and/or (5) the opportunity to gain tax advantages.

GROWTH FLEX FUND. Growth Flex Fund emphasizes a "total return" style of investing that pursues both capital appreciation and receipt of current income. In its stock selection, Growth Flex Fund favors domestic and foreign companies with above-average dividend or earnings growth. The Fund's portfolio of stocks will be selected across many different industries and market sectors for broad portfolio diversification. In general, the Fund will not invest more than 5% of its total assets in any one stock or in any one industry, except that the Fund may invest up to 25% of the its total assets in one or more industries or sectors expected to have above-average growth.

In deciding what stocks and bonds to sell, Growth Flex Fund considers the factors set forth above as well as other criteria, including (1) excess valuation due to price appreciation, (2) declining revenues or earnings growth,
(3) political and economic risks, (4) a change in key management, (5) a loss of market share or credit rating, and/or (6) the opportunity to gain tax advantages.

MARKET OPPORTUNITIES FUND. The Fund Manager will select securities for Market Opportunities Fund's portfolio by using proprietary methods and techniques discussed above as well as other methods including: (1) use of limit orders (an order that instructs the broker to buy or sell a specified security at a certain price and stop loss orders (an order that becomes a limit order when the market price of the security equals or reaches a specific price), (2) liquidity (sufficient volume traded in the security without adverse price consequences),
(3) laddered position trading (staggering security positions by strike price and/or maturities expiring at different times), (4) rotation and/or diversification (rotating and/or diversifying the Fund's holdings among various industry sectors), and (5) use of options and futures contracts on securities traded on U.S. domestic markets or exchanges.

DEFENSIVE POSITIONS

When WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest all or part of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The taking of such a temporary defensive position may adversely affect the ability of the Fund to achieve its investment goal. There is the additional risk that any long position taken by the Fund Manager may be ill-timed, causing the NAV of the Fund to be adversely affected.

PRINCIPAL INVESTMENT RISKS

The table below identifies the principal risks associated with investing in each Fund based on the Fund's principal investment strategies. More information about these risks can be found in the discussion after the table. An investor should note that each Fund might employ other investment strategies that are not discussed in the applicable "Principal Investment Strategies" section of this Prospectus and the risks associated with these other investment strategies are not identified as principal investment risks of the Fund in the table or discussion below. Information about the non-principal investment strategies of each Fund and the associated risks is contained in the Statement of Additional Information.

--------------------------------- --------------- --------------- --------------

                                   WWW INTERNET    GROWTH FLEX        MARKET
TYPE OF RISK                                                       OPPORTUNITIES
.................................. ............... ............... ..............

General Risk                            X               X                X
.................................. ............... ............... ..............

Principal Risk                          X               X                X
.................................. ............... ............... ..............

Stock Market Risk                       X               X                X
.................................. ............... ............... ..............

Small Company Risk                      X               X                X
.................................. ............... ............... ..............

Internet Specific Risk                  X
.................................. ............... ............... ..............

IPO Risk                                X
.................................. ............... ............... ..............

Growth Stock Risk                       X                                X
.................................. ............... ............... ..............

Portfolio Turnover Risk                 X                                X
.................................. ............... ............... ..............

Foreign Securities Risk                                 X                X
.................................. ............... ............... ..............

Credit (or Default) Risk                                X                X
.................................. ............... ............... ..............

Interest Rate Risk                                      X                X
.................................. ............... ............... ..............

Short Selling Risk                                                       X
.................................. ............... ............... ..............

Option Trading Risk                                                      X
.................................. ............... ............... ..............

Leveraging/Borrowing Risk                                                X
.................................. ............... ............... ..............
Non-Diversification Risk                                                 X
--------------------------------- --------------- --------------- --------------

GENERAL RISK- ALL FUNDS. All investments have some degree of risk that will affect the value of a Fund's portfolio holdings, its investment performance and the price of its shares. Shares of the Funds are intended for you only if you are able and willing to take such risk. There can be no assurance that any Fund's investment goal will be attained. An investment in a Fund is not insured against loss or decline in share price. Each Fund's share price may decline and you could lose money.

The Fund Manager may not be able to implement a particular investment or trading strategy when the Fund Manager wishes to do so. For example, WWW Internet Fund may invest in IPO shares, but it is uncertain whether it will have the opportunity to invest in IPO shares.

PRINCIPAL RISK- ALL FUNDS. The share prices of each Fund may decline over short or even extended periods. These fluctuations may cause your shares to be worth less than when you originally purchased them.

Investors should expect that the share price of WWW Internet Fund and share price of Market Opportunities Fund might fluctuate independently of stock market indices, such as the S&P 500 and the Nasdaq Composite. In addition, due to the investment strategies employed by WWW Internet Fund and Market Opportunities Fund, the risk of losing principal as a result of an investment in one of these Funds may be greater than that of other mutual funds should a shareholder decide to redeem shares under adverse market conditions. While the Fund Manager will attempt to prevent losses, if a shareholder has invested near a high water mark of a Fund's share price and the share price subsequently declines significantly, the shareholder may lose substantially all of his or her investment in the Fund.

Market Opportunities Fund uses aggressive investment strategies that have the potential for yielding high returns; however, these strategies may also result in significant losses. In addition, Market Opportunities Fund may employ leverage, which could increase the potential for a shareholder to lose substantially all of his or her principal due to an unforeseen market correction or losses resulting from an adverse, ill-timed trade or a series of such trades.

Each Fund seeks long-term growth and should not be used to meet short-term needs. Investors should consider each Fund as a vehicle to balance their total investment program risks.

STOCK MARKET RISK- ALL FUNDS. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, share prices of WWW Internet Fund and Growth Flex Fund are likely to decline in value and the share price of Market Opportunities Fund may also decline in value.

SMALL COMPANY RISK- ALL FUNDS. Securities of small companies may be subject to greater share price fluctuations. Investments by a Fund in securities of smaller and less seasoned companies may expose the Fund's shareholders to above-average risk. Small companies may have relatively small revenues and market share for their products or services, their businesses may be limited to regional market distribution, they may lack depth of management and/or they may be unable to generate necessary funds for growth or future development, either internally or through external financing on favorable terms. All these factors, and others, may inhibit a small company's growth and invite competition, depressing the company's shares price and making it more volatile and speculative.

INTERNET SPECIFIC RISK- WWW INTERNET FUND. The Internet and Internet-related companies in which WWW Internet Fund will invest are generally subject to the rate of change in technology, which is higher than other industries. In addition, many products and services of companies engaged in the Internet and Internet-related activities are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advance. The Internet and Internet-related activities may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on those areas. Additionally, companies in those areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of Internet and Internet-related companies. Such companies spend heavily on research and development, as well as sales and marketing, and are especially sensitive to the risk of market acceptance and product obsolescence due to competitive pressures and rapid technological changes.

IPO RISK- WWW INTERNET FUND. An investment in an IPO may expose the Fund purchasing the IPO shares to greater risk and higher transaction costs than an investment in an established security already listed on trading on an exchange or other public market. IPO shares may additionally be subject to greater price volatility, which could likewise affect the NAV of a Fund that invests in IPO shares. It is uncertain what impact, if any, such investments will have on the Fund's performance.

GROWTH STOCK RISK- WWW INTERNET FUND AND MARKET OPPORTUNITIES FUND. There is no assurance that the "growth" style of investing employed by WWW Internet Fund and Market Opportunities Fund will achieve its desired result. In fact, each Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in each Fund's share price.

PORTFOLIO TURNOVER RISK- WWW INTERNET FUND AND MARKET OPPORTUNITIES FUND. Neither WWW Internet Fund nor Market Opportunities Fund is restricted with regard to portfolio turnover and each Fund will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by a Fund, thus reducing the Fund's total return, and could result in significant amounts of realized investment gain and the payment of additional taxes by shareholders. A high rate of portfolio turnover not only reduces the Fund's total return but could also result in realized losses exceeding gains, which are not passed on to shareholders in a current tax year.

FOREIGN SECURITIES RISK- GROWTH FLEX FUND AND MARKET OPPORTUNITIES FUND. Foreign securities can carry higher returns but involve other risks than those associated with domestic investments. These risks include political and economic instability, fluctuations in foreign currencies, differences in financial reporting standards, withholding or other taxes, trading risks, other operational risks and less stringent investor protection and disclosure standards in some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid, reducing the Fund's ability to buy and sell foreign securities. In addition, changes in currency exchange rates can reduce or increase market performance. Each of these factors creates additional risk for shareholders and exposes them to greater risk of loss. In addition, the amount of income available for distribution by the Fund may be affected by its foreign currency gain or losses and certain hedging activities that the Fund may employ.

CREDIT (OR DEFAULT) RISK- GROWTH FLEX FUND AND MARKET OPPORTUNITIES FUND. An issuer of a bond or debt security, including a government entity, may default on its payment obligations. An issuer may also suffer adverse business, financial or political changes that may impair or decrease its ability to keep its financial commitments. These events and other actions, such as a change in credit quality rating, will affect the debt security's price and possibly its liquidity. If a Fund holds the debt security in its portfolio, such an adverse event may also reduce the Fund's share price, which could result in a loss to the Fund.

INTEREST RATE RISK- GROWTH FLEX FUND AND MARKET OPPORTUNITIES FUND. An increase in interest rates will cause the price of a fixed income (debt) security to decline in market value. A reduction in interest rates will cause the price of a fixed income security to increase in market value. Longer-term debt will typically offer a higher yield to investors than shorter-term debt. Because longer-term debt generally experiences greater price fluctuation, the Fund Manager will have to manage the trade-off between receiving high yields and the risk of holding long-term securities. There is no assurance that the Fund Manager will be successful in managing this risk so the share price of Fund holding longer-term debt may adversely decline.

SHORT SELLING RISK- MARKET OPPORTUNITIES FUND. Each Fund, to the extent it utilizes short selling and especially Market Opportunities Fund, is exposed to significantly different and greater risk than funds that do not engage in short selling and only buy and hold portfolio securities (a long position). For example, the risk of loss on a short sale of a stock is not limited as there is no maximum amount by which the stock price may rise after the short sale is effected, whereas the loss potential on a long position is limited to the price paid for the stock plus its transaction costs. Additionally, even though a Fund may use short selling in an attempt to reduce risk, there is no assurance that it will do so. Furthermore, if a security held by a Fund is hedged by a different security or an index, the non-correlated performance will not completely eliminate that security or portfolio risk.

Moreover, a Fund's long positions may decline at the same time that the value of the stocks sold short by the Fund increases, which increases the potential for portfolio loss. For example, if the Fund Manager is not able to close out a short position at a particular time due to a lack of liquidity, or should the Fund be forced to buy the borrowed security on short notice from a broker, then the Fund could suffer greater losses.

OPTION TRADING RISK- MARKET OPPORTUNITIES FUND. Each Fund and especially Market Opportunities Fund may write (sell) put and call options and buy put and call options, including securities Index options. In the case of written options, if the price of the underlying security moves adversely to a Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. In the case of purchased options, unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to a Fund. There is greater risk in selling "uncovered" options where the underlying security is not owned. In some cases there is unlimited risk, as in the case of an "uncovered" written call because there is no limit by which a stock may increase in value.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such option. There is also the risk that a counter-party would default on the obligations associated with an options position. In addition, it may be difficult to enter into closing transactions with respect to such options.

LEVERAGING/BORROWING RISK- MARKET OPPORTUNITIES FUND. Using borrowed money to increase a Fund's combined long and/or short positions creates leverage and will increase risk of loss. The Fund's assets are used as collateral to secure the borrowed money and these securities may decline in value while the loan is outstanding, requiring the Fund to increase the collateral. Interest must be paid on any borrowed money, increasing the expenses to the Fund and lowering the Fund's overall returns.

Because the Fund Manager intends to routinely use borrowing in an attempt to achieve the investment goal of Market Opportunities Fund, SHAREHOLDERS OF THE FUND ARE SPECIFICALLY CAUTIONED THAT THEY COULD LOSE ALL THE MONEY THAT THEY INVEST IN MARKET OPPORTUNITIES FUND.

NON-DIVERSIFICATION RISK- MARKET OPPORTUNITIES FUND. Market Opportunities Fund is a non-diversified fund. It may invest a significant portion of its assets in the securities of one company or a few companies or in one industry or a few industries. Because the Fund's portfolio holdings are not diversified, the Fund's share price may be more volatile than the share price of diversified funds and the Fund's shareholders may be exposed to above-average risk.

DIVIDENDS, DISTRIBUTIONS & TAXES

Each Fund intends to declare and pay dividends at least annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

In addition, each Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you elect cash payments when completing the application at the time of purchase. Each Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

If you purchase shares just before a Fund declares a dividend or capital gain distribution, you may receive a taxable distribution (with a corresponding reduction in the net asset value of your shares), whether or not you reinvest the distribution in shares. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in a Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Redemptions and exchanges of shares are taxable events. Please consult your tax adviser regarding your federal, state and local tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand WWW Internet Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Berge & Company LTD, whose report, along with the Fund's financial statements, are included in the Annual Report to Shareholders, which is available upon request.

------------------------------------------ -----------------------------------------------------------
For a share outstanding                                        WWW INTERNET FUND
throughout each period                                            Years ended
                                           ----------- ----------- ------------ ---------- -----------
                                            6/30/02     6/30/01      6/30/00     6/30/99    6/30/98
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   10.21   $    36.63    $  22.64    $  10.95   $  10.99
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                   (0.25)       (0.49)      (0.52)      (0.37)     (0.21)
Net realized and unrealized gain (loss
   on investments)                             (5.78)      (22.98)      14.91       12.39       1.70
                                           ---------   ----------    ----------- ---------- ---------
Total from investment operations               (6.03)      (23.47)      14.39       12.02       1.49
                                           ---------   ----------    ----------- ---------- ---------
Less distributions from capital gains             --        (2.95)      (0.40)      (0.33)     (1.53)
------------------------------------------------------------------------------------------------------
Net asset value, end of period             $    4.18   $    10.21    $  36.63    $  22.64   $  10.95
======================================================================================================

Total return*                                 (59.06%)     (67.19%)     63.56%     112.01%     15.96%
======================================================================================================

Ratios/supplemental data
Net assets, end of period (in thousands)   $   8,731   $   25,484    $102,226    $ 33,318   $  2,628
Ratio of expenses to average net assets
   before expense reimbursement                 3.75%        2.42%       2.51%       3.65%      5.10%
Ratio of expenses to average net assets
   after expense reimbursement                  3.47%        2.42%       2.49%       2.50%      2.50%
Ratio of net investment income (loss) to
   average net assets                          (3.63%)      (2.25%)     (2.13%)     (3.07%)    (4.47%)
Ratio of net investment income (loss) to
   average net assets net of
   reimbursement                               (3.34%)      (2.25%)     (2.11%)     (1.90%)    (1.89%)
Portfolio turnover rate**                     268.13%      501.71%     229.28%      48.03%     70.52%
------------------------------------------------------------------------------------------------------

* Based on net asset value per share

** WWW Internet Fund's portfolio turnover rates over the periods shown reflect a substantial market correction, cash flow fluctuations and the Fund Manager's decision to offset earlier capital gains with losses. Ordinarily the Fund Manager expects WWW Internet Fund's portfolio turnover rates to average approximately 125% per year.

THE FOLLOWING IS NOT A PART OF THE PROSPECTUS.

MAIL ELIMINATION POLICY In order to reduce mailing costs, the Funds have adopted the following mail policy:

Duplicate mailings of prospectuses, annual and semi-annual reports to multiple accounts listing the same record-holder will be eliminated even if different addresses are listed.

Duplicate mailings of annual and semi-annual reports to shareholders holding as joint tenants or tenants in common and having the same address will be eliminated.

Shareholders may receive duplicate mailings by contacting the Transfer Agent toll-free at 1-888-999-8331, or by writing at P.O. Box 25910, Lexington, KY 40524-5910.


PRIVACY POLICY NOTICE The Funds are committed to maintaining shareholder trust and confidence. The Funds take measures to safeguard shareholder information and protect shareholder privacy when non-public personal information is collected and used.

The Funds obtain non-public personal information about shareholders from:

o Information received on applications or other forms, such as shareholder name, address and income; and
o Information about shareholder transactions with the Funds, or others such as a broker.

The Funds do not disclose any nonpublic personal information about shareholders to anyone, except with written consent or as otherwise permitted by law.

The Funds restrict access to nonpublic personal information about shareholders to those employees who need to know that information to provide services to shareholders. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

THE FUNDS

A Statement of Additional Information ("SAI") dated December 30, 2002 is incorporated by reference into is therefore legally part of this Prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquiries, call the Transfer Agent at 1-888-999-8331, or send a written request to Capital Fund Services, Inc., P.O. Box 25910, Lexington, KY 40524-5910, or an electronic request to the email address: .

Information about each Fund, including its reports and SAI, has been filed with the Securities and Exchange Commission ("SEC"). This information can be reviewed and copied at the SEC Public Reference Room in Washington, DC 20549-0102, or online on the EDGAR Database at the SEC's Internet site WWW.SEC.GOV. For more information, please call the SEC at (202) 942-8090. You can request these materials by writing the SEC Public Reference Section, Washington, DC 20549-0102 or by electronic request to the email address:, and paying a duplication fee.






Investment Company Act File No.  811-07585

                        SUPPLEMENT DATED JANUARY 17, 2003
                      TO PROSPECTUS DATED DECEMBER 30, 2002


                                WWW INTERNET FUND
                                GROWTH FLEX FUND
                            MARKET OPPORTUNITIES FUND


           Class B shares of the Funds are not available for purchase until further notice. Please contact Shareholder Services at 1-888-999-8331 to determine when Class B shares will be available for purchase or if you have any further questions.


THIS SUPPLEMENT, AND THE PROSPECTUS DATED DECEMBER 30, 2002 CONTAIN INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION


DECEMBER 30, 2002

WWW INTERNET FUND
GROWTH FLEX FUND
MARKET OPPORTUNITIES FUND


This Statement of Additional Information, which is not a prospectus, expands upon and supplements the information contained in the current Prospectus of The WWW Funds dated December 30, 2002. It should be read in conjunction with the Prospectus. Some of the information required in this Statement of Additional Information has been included in the Prospectus. The Prospectus and the most recent Annual Report to Shareholders, which contains the Trust's financial statements as hereby incorporated by reference, may be obtained without charge by contacting the Transfer Agent toll free at 1-888-999-8331, sending written request to The WWW Funds, P.O. Box 25910, Lexington, KY 40524-5910, or by email request to ADVISOR@THEWWWFUNDS.COM, or at The WWW Funds website, .


TABLE OF CONTENTS                                                         PAGE

History of the Funds.........................................................2
How to Buy Shares............................................................2
Investment Strategies and Risks..............................................3
Management of the Funds.....................................................14
Ownership of Shares.........................................................16
Fund Manager................................................................17
Distribution and Shareholder Servicing Plans................................18
Service Providers...........................................................19
Portfolio Transactions......................................................20
Valuation...................................................................20
Taxes.......................................................................21
Calculation of Investment Performance.......................................22
Advertising the Funds' Performance..........................................23
Code of Ethics..............................................................24
General Information.........................................................24
Financial Statements........................................................24

HISTORY OF THE FUNDS

WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund (each a "Fund", and collectively the "Funds") are separate portfolios of The WWW Funds (the "Trust"), an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Ohio on April 23, 1996. The Trust changed its name from WWW Trust to The WWW Funds, effective October 30, 2001. WWW Advisors, Inc. (the "Fund Manager") is the investment adviser of each Fund.

CLASSIFICATION

The Trust is an open-end management investment company. WWW Internet Fund is a diversified portfolio of the Trust. Growth Flex Fund is a diversified portfolio of the Trust. Market Opportunities Fund is a non-diversified portfolio of the Trust.

HOW TO BUY SHARES

Information about purchasing shares of the Funds is included in the Prospectus under the heading "How To Buy Shares." The following information provides additional information about certain purchase arrangements.

CLASS A SHARES--LETTER OF INTENT. Any investor in Class A shares may sign a Letter of Intent, available from the Funds' transfer agent, stating an intention to make purchases of Class A shares totaling a specified amount on an aggregate basis within a period of 13 months. Purchases within the 13-month period can be made at the reduced sales load applicable to the total amount of the intended purchase indicated in the Letter of Intent.

You can apply any Class A shares that you purchased within 90 days preceding the actual signing of the Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of any sales charges that you paid during the 90-day period).

A number of shares equal to 5% of the dollar amount of intended purchases indicated in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed Class A shares are paid to the investor. If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay an amount equal to the difference between the regular sales load applicable to a single purchase of the number of Class A shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Fund, then the Fund has the right to redeem a sufficient number of escrowed Class A shares to effect payment of the amount due. Any remaining escrowed Class A shares are released to the investor's account.

If a purchase larger than the amount indicated in the Letter of Intent is actually made during the 13-month period, then a downward adjustment will be made to the sales charge based on the actual purchase size.

Signing a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of Class A shares. You should read the Letter of Intent carefully before signing.

CLASS Y SHARES--PURCHASES BY QUALIFIED PERSONS. "Qualified Persons" may purchase Class Y shares. Qualified Persons is defined to include:

o. persons who are active or retired trustees, directors, officers, partners, employees, independent professional contractors, shareholders or registered representatives (including their spouses and children) of the Fund Manager, Distributor or any affiliates or subsidiaries thereof (the directors, officers or employees of which shall also include their parents and siblings for all purchases of Fund shares) or

o any director, officer, partner, employee or registered representative (including their spouses and children) of any bank, broker-dealer or other financial institution who has executed a valid and currently active selling agreement with the Distributor.

CLASS A SHARES--REINVESTMENT PRIVILEGE. Purchase of Class A shares at net asset value may be made with the proceeds of shares redeemed in the prior 90 days from another Fund on which an initial sales charge was paid.

INVESTMENT STRATEGIES AND RISKS

WWW Internet Fund has an investment goal of obtaining long-term growth through capital appreciation. The principal investment strategies used by WWW Internet Fund to pursue this objective, together with the principal risks of investing in WWW Internet Fund, are described in the Prospectus under the heading "Risk/Return Summary."

Growth Flex Fund has an investment goal of obtaining long-term growth while generating current income. The principal investment strategies used by Growth Flex Fund to pursue this goal, together with the principal risks of investing in Growth Flex Fund, are described in the Prospectus under the heading "Growth Flex Fund Risk/Return Summary."

Market Opportunities Fund has an investment goal of obtaining capital appreciation over the long term while seeking to protect capital against loss. The principal investment strategies used by Market Opportunities Fund to pursue this goal, together with the principal risks of investing in Market Opportunities Fund, are described in the Prospectus under the heading "Market Opportunities Fund Risk/Return Summary."

Additional information about some of these principal investment strategies and other investment strategies employed by one or more of the Funds is set forth below. The table below lists these investment strategies and identifies which Fund may employ the strategies. The listed strategies include principal investment strategies (P), strategies that are not principal investment strategies (NP), and investment strategies that may be used as part of a defensive position (D). A description of these investment strategies (including strategies to invest in particular types of securities) and the risks of these strategies follows the table.


----------------------------------------------------------- --------- ------------------ ------------------ -----------------------

INVESTMENT STRATEGY                                           PAGE    WWW INTERNET       GROWTH FLEX        MARKET OPPORTUNITIES
............................................................ ......... .................. .................. .......................
Borrowing Money                                                 4            NP                 NP                      P
............................................................ ......... .................. .................. .......................

Convertible Securities                                          4            NP                 NP                      NP
............................................................ ......... .................. .................. .......................

Debt Securities                                                 5            N/P                 P                      P
............................................................ ......... .................. .................. .......................

Foreign Securities                                              5            NP                  P                      P
............................................................ ......... .................. .................. .......................

Lending Portfolio Securities                                    7            NP                 NP                      NP
............................................................ ......... .................. .................. .......................

Money Market Instruments                                        7           NP/D                P/D                    NP/D
............................................................ ......... .................. .................. .......................

Options                                                         7            NP                 NP                      P
............................................................ ......... .................. .................. .......................

Other Derivative Securities and Futures Contracts               8            NP                 NP                      NP
............................................................ ......... .................. .................. .......................

Other Investment Companies                                     10            NP                 NP                      NP
............................................................ ......... .................. .................. .......................

Preferred Stock                                                10            NP                  P                      NP
............................................................ ......... .................. .................. .......................

Short Sales                                                    10            NP                 NP                      P
............................................................ ......... .................. .................. .......................

US Government Securities                                       11           NP/D                P/D                    NP/D
............................................................ ......... .................. .................. .......................

Warrants                                                       11            NP                 NP                      NP
----------------------------------------------------------- --------- ------------------ ------------------ -----------------------

BANK OBLIGATIONS

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of banks, savings and loan associations and other banking institutions.

CERTIFICATES OF DEPOSIT are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

TIME DEPOSITS are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

No Fund will invest more than 15% of the value of its net assets in time deposits maturing in more than seven days and in other securities that are illiquid.

BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

OTHER SHORT-TERM OBLIGATIONS may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

BORROWING MONEY

Each Fund is permitted to borrow to the extent permitted under the 1940 Act.

The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company's assets.

Within such limitation, a Fund may borrow money from banks for the purpose of increasing the amount of its portfolio investments above 100% of the Fund's net assets and may pledge portfolio securities as collateral for such borrowings. The "leverage" created by such borrowing will increase the volatility of the price of a Fund's shares by magnifying losses when the Fund's portfolio decreases in value and magnifying gains when the portfolio increases in value.

COMMERCIAL PAPER consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by any Fund will consist only of direct obligations, which, at the time of their purchase, are
(a) rated not lower than Prime-1 by Moody's Investors Service Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), F-1 by Fitch Investors Service, Inc. ("Fitch") or Duff-1 by Duff & Phelps, Inc. ("Duff"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Fund Manager to be of comparable quality to those rated obligations which may be purchased by the Fund.

OTHER SHORT-TERM CORPORATE OBLIGATIONS include floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities.

Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

DEBT SECURITIES

Each Fund may invest in various types of debt securities.

Debt securities are obligations issued by domestic and foreign entities, including governments and corporations, to raise money. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities tend to have higher credit risk generally than U.S. government debt securities.

Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity.

Investment-grade debt securities are considered medium-quality or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds." Although the Growth Flex Fund generally will invest in investment grade bonds, it may invest, at the discretion of the Fund Manager, up to 15% of its total assets in non-investment grade bonds or non-rated bonds.

FOREIGN SECURITIES

Each Fund may invest in securities of foreign issuers directly or through American Depository Receipts ("ADRs").

Each of WWW Internet Fund and Growth Flex Fund will limit its investments in securities of foreign issuers and will not invest more than 20% of its assets in such securities. The foregoing limitation does not apply to Market Opportunities Fund.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies and domestic companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies and domestic companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies and domestic companies comparable to the reports and ratings published about companies in the United States. Foreign companies and domestic companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies and domestic companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

A Fund may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

EMERGING MARKETS- Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

FOREIGN COMPANIES COMPARED TO DOMESTIC COMPANIES- Foreign companies and domestic companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the United States. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

POLITICAL AND ECONOMIC FACTORS- Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as: growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate in their respective economies to a significant degree, through ownership interest or regulation. Action by these governments could include: restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and the payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

CURRENCY- A Fund's investments may be denominated in foreign currencies, including the Euro, which is the currency that replaced the national currency of participating European Monetary Union member countries. Changes in foreign currency exchange rates may affect the value of what a Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

FOREIGN TAXES- Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities. If you meet certain holding period requirements an offsetting tax credit or deduction may be available. If you do not meet these requirements, you may still be entitled to a deduction for certain foreign taxes.

Any foreign taxes that a Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of investing in a Fund.

The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and that may, ultimately, be available for distribution to the Fund's shareholders.

LENDING PORTFOLIO SECURITIES

From time to time, each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.

Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets.

In connection with loans of portfolio securities, a Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to payments in amounts equal to the interest, dividends and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

MONEY MARKET INSTRUMENTS

Each Fund may invest in money market instruments including money market funds, which are mutual funds that invest in money market instruments.

A description of various money market instruments and any limitations on a Fund's investments in a particular type of money market instrument is set forth below.

OPTIONS

Each Fund may write (sell) "covered" put and call options and buy put and call options, including securities index options.

Neither WWW Internet Fund nor Growth Flex Fund will write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 50% of the Fund's total assets. No Fund will purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 20% of the Fund's total assets. The foregoing limitations do not apply to Market Opportunities Fund, which is only subject to the applicable statutory and regulatory limitations.

GENERAL- A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property.

WRITING OPTIONS- A Fund may write call options on securities or securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. A Fund may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price.

If a Fund writes an option that expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to a Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

A Fund may only write "covered" put and call options. A call option is covered if, for example, a Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially correlate with the movement of the index. A put option is covered if, for example, a Fund segregates cash or liquid securities with a value equal to the exercise price of the put option.

PURCHASING OPTIONS- A Fund may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices, which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance or decline. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to a Fund.

ADDITIONAL INFORMATION- A Fund may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "collar."

Options purchased or written by a Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options.

Over-the-counter options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities. In instances in which a Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money," i.e., the price of the underlying security exceeds the exercise price.

Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause a Fund to lose the entire premium on purchased options or reduce its ability to effect closing transactions at favorable prices.

OTHER DERIVATIVE SECURITIES AND FUTURES CONTRACTS

DEPOSITARY RECEIPTS- Each Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts such as SPDRs.

ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary, which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate, which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs.

A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

EXCHANGE-TRADED FUNDS- Exchange-traded funds (ETFs) are a type of open-end investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index. Because ETFs are based on an underlying basket of stocks, bonds or an index, they are subject to the same market fluctuations as these types of securities. ETF shares purchased in the secondary market are subject to regular stock commissions. ETFs (like other exchange-traded products) can trade at a premium or discount from their NAVs.

FUTURES CONTRACTS- Each Fund may use futures contracts on securities traded on US domestic markets or exchanges. The Fund Manager is more likely to use futures contracts in the Market Opportunities Fund than in the other Funds.

Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract.

When engaging in futures contracts transactions, a Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin," may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the Fund upon termination of the futures contracts if it satisfies all its contractual obligations. The Fund's aggregate initial and variation margin payments may not exceed 5% of its net assets.

Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid leverage, a Fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws or otherwise "cover" its obligations under its futures contracts transactions in accordance with positions taken by the Staff of the Securities and Exchange Commission.

There are risks associated with futures contracts transactions. Adverse market movements could cause a Fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the Fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the Fund incurs transaction costs such as brokerage fees when it engages in futures contracts trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a Fund seeks to close out a futures position. If the Fund is unable to close out its position and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its margin requirements. If the Fund had insufficient cash to meet these requirements, it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the Fund may be required to make or take delivery of, and incur extra transaction costs buying or selling, the underlying securities. Each Fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges.

OTHER INVESTMENT COMPANIES

Each Fund may invest in other investment companies, including closed-end investment companies, Unit Investment Trusts (UITs), open-end investment companies (mutual funds) and exchange-traded funds (ETFs).

Federal securities laws limit the extent to which an investment company can invest in securities of other investment companies.

An investment in an investment company represents an interest in a professionally managed portfolio that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

PREFERRED STOCK

The Fund may invest in the preferred stocks of companies in order to receive higher dividend income, receive appreciation potential and reduce volatility. The dividend can be fixed or floating and is usually stated as a percentage of par value. Preferred stock usually has no voting rights and frequently has a mandatory or optional redemption provision. Preferred sock shares represent ownership in the issuing corporation like common stock does except that preferred stock has a prior claim on dividends. In the case of bankruptcy, preferred stockholders have a claim on assets ahead of common stockholders. Preferred stock is junior to the issuing entity's debt obligations but senior to common stock in the payment of dividends and the liquidation of assets. Preferred stock carries stock market as well as company risk so that there is no assurance that the stated dividend will be maintained.

REPURCHASE AGREEMENTS

Repurchase agreements involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. A Fund may incur certain costs in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited.

SHORT SALES

Each Fund may engage in short sales of securities.

Each of WWW Internet Fund and Growth Flex Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, neither WWW Internet Fund nor Growth Flex Fund will sell a security short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 20% of the value of the Fund's net assets. Neither WWW Internet Fund nor Growth Flex Fund may sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of its net assets. Neither WWW Internet Fund nor Growth Flex Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class. The foregoing limitations do not apply to Market Opportunities Fund, which is only subject to the applicable statutory and regulatory limitations.

Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash or liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the Staff of the Securities and Exchange Commission.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Fund may be required to pay in connection with a short sale.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of two to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

WARRANTS

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

DEFENSIVE POSITION

When WWW Advisors, Inc., the Fund Manager, determines that adverse market conditions exist, a Fund may adopt a temporary defensive posture and invest all or part of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and repurchase agreements with maturities of 13 months or less. The taking of such a temporary defensive position may adversely affect the ability of the Fund to achieve its investment goal. There is the additional risk that any long position taken by the Fund Manager may be ill-timed, causing the NAV of the Fund to be adversely affected.

PORTFOLIO TURNOVER

No Fund is restricted with regard to portfolio turnover and each Fund will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by a Fund, thus reducing the Fund's total return, and could result in significant amounts of realized investment gain and the payment of additional taxes by shareholders. A high rate of portfolio turnover not only reduces the Fund's total return but could also result in realized losses exceeding gains, which are not passed on to shareholders in a current tax year.

FUNDAMENTAL POLICIES

FUNDAMENTAL POLICIES - WWW INTERNET FUND

WWW Internet Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of WWW Internet Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), the "vote of a majority of the outstanding voting securities" means the lesser of the vote of

(a) 67% of the shares of WWW Internet Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of WWW Internet Fund. WWW Internet Fund may not:

1. Purchase or retain any securities of an issuer if any of the officers or Trustees of WWW Internet Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

2. Invest in commodities, except that WWW Internet Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on future contracts or indexes.

3. Purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but WWW Internet Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

4. Borrow money, except to the extent permitted under the 1940 Act or by exemptive order of the Securities and Exchange Commission. For purposes of this Investment Restriction, the entry into options, forward contracts, future contracts, including those relating to indexes, and options on futures or indexes shall not constitute borrowing.

5. Make loans, except through (i) the purchase of debt obligations; (ii) the entry into repurchase agreements; (iii) loans of portfolio securities limited to 33-1/3% of the Fund's total assets; and (iv) as otherwise permitted by exemptive order of the Securities and Exchange Commission.

6. Act as an underwriter of securities of other issuers, except to the extent WWW Internet Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

8. Purchase securities on margin, but WWW Internet Fund may make margin deposits in connection with transactions in options, forward contracts, and futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9. Invest more than 25% of the value of its total assets in any one industry, except that WWW Internet Fund will invest at least 70% of the value of its total assets in securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and/or World Wide Web.

10. Invest in the securities of a company for the purpose of exercising management or control, but WWW Internet Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

12. Purchase, sell or write puts, calls or combinations thereof, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

13. Engage in short sales of securities, except as described in WWW Internet Fund's Prospectus or Statement of Additional Information.

14. Invest more than 20% of its assets in securities of foreign issuers (whether directly or through American Depository Receipts).

15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities, which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

16. Purchase securities of other investment companies, including securities of other Funds of the WWW Trust, except as permitted under the 1940 Act and the Rules there under; as amended from time to time, or by any exemptive relief granted by the Securities and Exchange Commission.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

FUNDAMENTAL POLICIES--GROWTH FLEX FUND

Growth Flex Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940, the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

1. The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

2. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with the investments in other investment companies.

3.       The Fund may not make loans to other persons except that the Fund may
         (a) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

4.       The Fund may not purchase or sell real estate except that the Fund may
         (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
         (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

FUNDAMENTAL POLICIES--MARKET OPPORTUNITIES FUND

Market Opportunities Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act of 1940, the "vote of a majority of the outstanding voting securities" means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

1. The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

2. The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with the investments in other investment companies.

3.       The Fund may not make loans to other persons except that the Fund may
         (a) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

4.       The Fund may not purchase or sell real estate except that the Fund may
         (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

5. The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities,
         (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

7. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, as amended, by any rule, regulation or order under the Act, or by any SEC staff interpretation of the Act.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, various organizations are retained to perform specialized services for the Funds.

The Trust's Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

No meetings of shareholders of the Trust will be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. All of the Independent Trustees on the Board are also members of the Audit Committee. The Audit Committee meetings coincide with the Board of Trustee meetings. The Board of Trustees and the Audit Committee met 3 times during the year ended June 30, 2002.

As of December 31, 2001, no Independent Trustee or his immediate family members owned beneficially or of record any securities of WWW Advisors, Inc., the investment advisor of the Trust, or any securities of any entity directly or indirectly controlling, controlled by, or under common control with WWW Advisors, Inc. Information about the Trustees and officers of the Trust is set forth in the tables below. As used in these tables, Fund Complex means WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund.

BACKGROUND INFORMATION OF TRUSTEES AND OFFICERS -The following table sets forth background information about the Trustees and officers of the Funds, including their principal business experiences for the past 5 years.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        # PORTFOLIOS
                                                                                                         IN FUND       OTHER
NAME                                   TERM OF OFFICE                                                    COMPLEX       DIRECTORSHIPS
ADDRESS                  POSITION(S)    AND LENGTH                                                       OVERSEEN      HELD BY
AGE                      HELD              OF           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE*   TRUSTEE
                                       TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
ROBERT C. THURMOND       Trustee       Indefinite;    Representative  of SmartWalls,  LLC (detachable        4            None
4855 Gedney View                       since 1997     walls  manufacturer) since 2001; Vice President
Clinton, WA  98236                                    and General  Manager of Quality  Communications
Age: 51                                               Inc. (telecommunications  consulting firm) from
                                                      1997-2001;     Director,     Telecommunications
                                                      Research    Center   of   the   University   of
                                                      Louisville from 1990 - 1997.
------------------------------------------------------------------------------------------------------------------------------------

RICHARD T. DIDIEGO       Trustee       Indefinite;    Director  of  Corporate  Strategy  and  Business       4            None
1704 Fox Head Court                    since 2000     Development   (since   1998)  and   Director  of
Lexington KY 40515                                    International    Business    Development   (from
Age: 44                                               1996-1998)  for  Lexmark   International,   Inc.
                                                      (manufacturer of network  personal  computer and
                                                      office electronics).
------------------------------------------------------------------------------------------------------------------------------------
TERRY L. CHILDERS        Trustee       Indefinite;    Gatton  Endowed Chair in  Electronic  Marketing,       4            None
207 Catalpa Road                       since 2002     University of Kentucky since 2001;  Professor of
Lexington KY 40502                                    Marketing,    University   of   Minnesota   from
Age: 53                                               1993-2000.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES/OFFICERS

LAWRENCE S. YORK         Trustee       Indefinite;    President   of  Capital  Fund   Services,   Inc.       4       Interactive
131 Prosperous Place     Chairman      since 1996     (transfer agent,  accounting and  administrative               Planning
Suite 17                 President                    service  provider  of  the  Trust)  since  2001;               Corp.
Lexington KY 40509                                    President   of   Interactive    Planning   Corp.               (broker/dealer)
Age: 51                                               (broker/dealer)  since  1999;  President  of WWW
                                                      Advisors,   Inc.   (Fund  Manager)  since  1996;
                                                      President  of  Capital   Advisors  Group,   Inc.
                                                      (investment advisor) since 1989.
------------------------------------------------------------------------------------------------------------------------------------
JAMES D. GREEN           Trustee       Indefinite;    Sr   Product   Planner,    Business    Solutions       4            None
One Microsoft Way        Vice          since 1996     Division-Retail  of Microsoft  Corporation since
Redmond WA  98052        President                    2002;  Vice  President  of Marketing of AfterBot
Age: 45                  Treasurer                    (software   company)  from   2001-2002;   Senior
                                                      Consultant of i2 (software
                                                      company) from 2000-2001;
                                                      Director of E-Commerce of
                                                      NCR Corporation (point of
                                                      sale hardware company)
                                                      from 1997-2000; Vice
                                                      President of WWW Advisors,
                                                      Inc. (Fund Manager) since
                                                      1996.
------------------------------------------------------------------------------------------------------------------------------------
DIANE SNAPP              Secretary     Indefinite;    Vice  President  and  Secretary  of Capital Fund      N/A           N/A
131 Prosperous Place                   since 1999     Services,  Inc. (transfer agent,  accounting and
Suite 17                                              administrative  service  provider  of the Trust)
Lexington KY 40509                                    since 2001;  Secretary of  Interactive  Planning
Age: 39                                               Corp.  (broker-dealer)  since 1999; Secretary of
                                                      WWW Advisors,  Inc.  (Fund  Manager) since 1999;
                                                      Secretary  of  Capital   Advisors  Group,   Inc.
                                                      (investment adviser) since 1996.
------------------------------------------------------------------------------------------------------------------------------------

* During the fiscal year ended June 30, 2002, the Fund complex consisted of two portfolios: WWW Internet Fund and WWW Global Internet Fund. The WWW Global Internet Fund was liquidated during the first quarter of 2003. Growth Flex Fund and Market Opportunities Fund commenced operations after the date of this Statement of Additional Information.

Mr. York is an "interested" Trustee of the Trust because he is an officer and majority shareholder of WWW Advisors, Inc, the investment advisor of the Trust, and an officer of Interactive Planning Corp., the distributor of the Trust. Likewise, Mr. Green is an "interested" Trustee of the Trust because he is an officer and shareholder of WWW Advisors, Inc.

The following companies may be deemed to be under common control with the Fund
Manager: Capital Fund Services, Inc., Interactive Planning Corporation and Capital Advisors Group, Inc.

OWNERSHIP OF FUND SHARES BY TRUSTEES- The following table describes the dollar range of Fund shares beneficially owned by each Trustee of the Trust as of December 31, 2001.

                          WWW INTERNET FUND                  WWW GLOBAL INTERNET FUND*          AGGREGATE DOLLAR RANGE OF
NAME OF TRUSTEE           DOLLAR RANGE OF SHARES IN FUND     DOLLAR RANGE OF SHARES IN FUND     SHARES IN ALL FUNDS IN THE TRUST*
---------------           ------------------------------     ------------------------------     ---------------------------------

ROBERT C. THURMOND                      None                               None                               None

RICHARD T.  DIDIEGO                     None                               None                               None

TERRY L. CHILDERS                       None                               None                               None

LAWRENCE S. YORK                     $1-$10,000                         $1-$10,000                       $10,001-$50,000

JAMES D. GREEN                       $1-$10,000                            None                            $1-$10,000

* During the fiscal year ended June 30, 2002, the Fund complex consisted of two portfolios: WWW Internet Fund and WWW Global Internet Fund. The WWW Global Internet Fund was liquidated during the first quarter of 2003. Growth Flex Fund and Market Opportunities Fund commenced operations after the date of this Statement of Additional Information.

COMPENSATION OF TRUSTEES- The following table sets forth information about the compensation that the Trustees of the Trust received from the Trust for the year ended June 30, 2002.



                                            AGGREGATE        PENSION OR RETIREMENT      ESTIMATED ANNUAL        TOTAL COMPENSATION
NAME AND POSITION                         COMPENSATION        BENEFITS ACCRUED AS         BENEFITS UPON        FROM THE TRUST PAID
                                          FROM THETRUST     PART OF TRUST EXPENSES         RETIREMENT              TO TRUSTEES
                                          -------------     ----------------------         ----------              -----------
INDEPENDENT TRUSTEES
ROBERT C. THURMOND Trustee                   $8,000                   $ 0                      $ 0                    $8,000

TIM DIDIEGO Trustee                          $8,000                   $ 0                      $ 0                    $8,000

TERRY L. CHILDERS Trustee                      $ 0                    $ 0                      $ 0                     $ 0

INTERESTED TRUSTEES

LAWRENCE S. YORK Trustee,                      $ 0                    $ 0                      $ 0                     $ 0
Chairman and President

JAMES D. GREENE  Trustee,                      $ 0                    $ 0                      $ 0                     $ 0
Vice President and Treasurer


OWNERSHIP OF SHARES

As of September 18, 2002, the Fund complex consisted of two portfolios: WWW Internet Fund and WWW Global Internet Fund. The WWW Global Internet Fund was liquidated during the first quarter of 2003. Growth Flex Fund and Market Opportunities Fund commenced operations after the date of this Statement of Additional Information.

As of September 18, 2002, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the WWW Internet Fund and 1.64% of the WWW Global Internet Fund.

According to the Trust's records, the following person held of record 25% or more of the shares of one or both of the Funds as of September 18, 2002.



NAME AND ADDRESS                                                 FUND                         PERCENTAGE HELD
DONALDSON LUFKIN JENRETTE SECURITIES CORP.*
P.O. Box 2052, Jersey City, NJ  07303                    WWW Global Internet Fund                  73.82%

* Shares held in "street name" for benefit of others.

According to the Trust's records, the following persons held of record 5% or more of the shares of one or both of the Funds as of September 18, 2002.

NAME AND ADDRESS                                                 FUND                         PERCENTAGE HELD

NATIONAL INVESTOR SERVICES CORP.*                          WWW Internet Fund                       12.61%
55 Water Street, 32nd Floor, New York, NY  10041


                                       16





NATIONAL FINANCIAL SERVICES CORP.*                         WWW Internet Fund                       11.90%
200 Liberty Street, 5th Floor, New York, NY  10287

DONALDSON LUFKIN JENRETTE SECURITIES CORP.*                WWW Internet Fund                        6.34%
P.O. Box 2052, Jersey City, NJ  07303                   WWW Global Internet Fund                   73.82%

*  Shares held in "street name" for benefit of others

FUND MANAGER

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund Manager".

Subject to the control of the Board of Trustees, WWW Advisors, Inc. (the "Fund Manager"), manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Fund Manager provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Fund Manager pays all of the compensation of Trustees and officers of the Trust who are employees or consultants of the Fund Manager. Lawrence S. York, Trustee, President and Chairman of the Trust, is also the President and the majority shareholder of the Fund Manager. James D. Greene, Trustee, Vice President and Treasurer of the Trust, is also the Vice President and a shareholder of the Fund Manager. Diane J. Snapp, Secretary of the Trust, is also the Secretary and a shareholder of the Fund Manager.

All expenses incurred in the operation of each Fund will be borne by such Fund, except to the extent specifically assumed by the Fund Manager. The expenses to be borne by each Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Fund Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plans and any extraordinary expenses.

The Management Agreement for each Fund is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Fund Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable, without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Fund Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

At a meeting of the Board of Trustees held on August 31, 2002, the Trustees considered the continuance of the Management Agreement with the Fund Manager with respect to WWW Internet Fund. In connection with this meeting, the Trustees were provided with copies of the Management Agreement, information about the performance of the Fund, the performance of similar funds and the performance of broad based indexes, information about the management fees paid by the Fund, the fees waived by the Fund Manager and the expense reimbursements made by the Fund Manager, and a peer group management fee comparison. The Trustees were also provided with information about the Rule 12b-1 fees paid by the Fund to the Fund Manager, the fees paid by the Fund for transfer agent, accounting and administration services to Capital Fund Services, Inc., which is an affiliated entity of the Fund Manager, and the soft dollar arrangements entered into by the Fund Manager.

The Trustees considered and evaluated the relevant information including the nature, quality and scope of the investment management services provided by the Fund Manger and the fees charged for these services. The Fund Manager reviewed the management fee and performance fee information with the Trustees. The management fee information indicated that, due to the performance adjustment, the rate of the management fee paid by the WWW Internet Fund for the Fund Manager's services during the fiscal year ended June 30, 2002 was less than the stated rates of the management fees of other similar funds (the "Peer Group"), and the rate of the base annual management fee payable by the WWW Internet Fund was equal to or less than the stated rate of the fee of each fund in the Peer Group. This information also indicated that, although the rate of the maximum annual fee payable by the WWW Internet Fund was higher than the stated rate of the management fee of each fund in the Peer Group, the maximum annual fee would be paid as a result of the performance adjustment set forth in the Management

Agreement. The performance information reviewed by the Trustees showed that the year-to-date performance of the WWW Internet Fund was slightly better than the performance of the Internet index and similar to that of other Internet funds and funds with significant investments in Internet-related stocks. The Trustees were also able to consider the Fund Manager's continued commitment to the WWW Internet Fund and its proposal to expand the number of funds available in the fund family, which could result in economies of scale and corresponding savings to the Fund. The Fund Manager indicated to the Trustees that it had determined not to extend its agreement to maintain an expense cap for the fiscal year ending June 30, 2003, but would attempt to reduce Fund expenses by reducing the cost of various services provided by its affiliated company, Capital Fund Services, Inc.

The Trustees discussed with counsel for the Trust their responsibilities in connection with their consideration of the continuance of the Management Agreement. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Management Agreement, determined, after reviewing and discussing the information and materials that were provided to them, that the continuation of the Management Agreement was in best interests of WWW Internet Fund and its shareholders.

Management fees paid by WWW Internet Fund to the Fund Manager for the last 3 fiscal years are shown in the table below.


WWW INTERNET FUND          YEAR ENDED JUNE 30, 2002   YEAR ENDED JUNE 30, 2001   YEAR ENDED JUNE 30, 2000

Management Fee                    $   77,936                $  519,746                 $1,184,737
Management Fee Waiver           ( $   33,931 )          ( $          0 )           ( $     17,367 )
                                  ----------             ----------------           -------------
Net Management Fee                $   44,005                  $  519,746               $1,167,370
                                  ==========             ================           =============
Expense Reimbursement             $   10,227             $             0           $            0
                                  ==========             ===============           ==============


The Fund Manager undertook, until December 1, 2001, to waive its management fee in the amount, if any, by which the total expenses of WWW Internet Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Fund's Rules 12b-1 Plan (but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceeded 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver could not exceed the amount of fees received by the Fund Manager under the Management Agreement for such fiscal year.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Trustees have adopted such a plan (each a "Plan" and collectively the "Plans") for Class A, Class B, Class C and Class Y shares of each Fund. The Trust's Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders.

Under the applicable Plan, each class of shares of each Fund pays the Fund Manager a shareholder servicing and distribution fee at the annual rate listed below:


CLASS A SHARES             0.50% OF THE AVERAGE DAILY NET ASSETS OF ATTRIBUTABLE TO CLASS A SHARES OF THE FUND
CLASS B SHARES             1.00% OF THE AVERAGE DAILY NET ASSETS OF ATTRIBUTABLE TO CLASS B SHARES OF THE FUND
CLASS C SHARES             1.00% OF THE AVERAGE DAILY NET ASSETS OF ATTRIBUTABLE TO CLASS C SHARES OF THE FUND
CLASS Y SHARES             0.50% OF THE AVERAGE DAILY NET ASSETS OF ATTRIBUTABLE TO CLASS Y SHARES OF THE FUND

Such fee will be used in its entirety by the Fund Manager to make payments for administration, shareholder services and distributions assistance, including, but not limited to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations") for providing distribution assistance with respect to assets invested in a Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors. Under the Plans, any fees not expended during the Funds' fiscal year will be rolled over and used to make such payments in future years. The fees paid to the Fund Manager under the Plans are in addition to the fees payable under the Management Agreement. Each Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts that may be received by these third parties from the Fund Manager under the Plan.

A quarterly report of the amounts expended under the Plans, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the costs which shareholders may bear pursuant to the Plan without approval of such shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans and related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plans. The Trustees approved the current Plans on December 7, 2002.

Each Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the applicable Fund's shares. A Plan agreement is terminable, without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The amounts paid by WWW Internet Fund and the expenses incurred under the applicable Plan for the year ended June 30, 2002 are shown in the table below.

                                                           WWW INTERNET FUND

RULE 12B-1 FEES PAID OR ACCRUED*                                $  77,936

AMOUNTS SPENT ON:

   Advertising                                                  $  12,478

   Printing and mailing of  prospectuses  to
   other than current shareholders                              $   7,778

   Compensation to broker-dealers                               $  58,607

   Compensation to sales personnel                              $  23,991

   Other                                                        $     110


* During the fiscal year ended June 30, 2002, the Fund complex consisted of two portfolios: WWW Internet Fund and WWW Global Internet Fund. The WWW Global Internet Fund was liquidated during the first quarter of 2003. Growth Flex Fund and Market Opportunities Fund commenced operations after the date of this Statement of Additional Information. In addition, the WWW Internet Fund offered a single class of shares during the fiscal year ended June 30, 2002.

SERVICE PROVIDERS

TRANSFER AGENT
Capital Fund Services, Inc.
131 Prosperous Place, Suite 17
Lexington, KY  40509

The Trust is a party to a Fund Accounting Service Agreement and a Transfer Agency Agreement with Capital Fund Services, Inc. ("CFS"). Under these agreements, CFS has agreed to provide the following services for each Fund: (a) timely calculate and transmit each Fund's daily net asset value, (b) maintain and keep current certain books and records (including shareholder accounts) of each Fund, and (c) provide each Fund and the Fund Manager with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time. Lawrence S. York, Trustee, President and Chairman of the Trust, is the President and majority shareholder of Capital Fund Services, Inc. Diane J. Snapp, Secretary of the Trust, is the Vice President, Secretary and a shareholder of Capital Fund Services, Inc. For the year ended June 30, 2002, the fees paid or accrued by WWW Internet Fund for such services plus reimbursement for certain out of pocket expenses incurred on behalf of the Fund amounted to $263,916. The Funds pay a flat monthly fee plus out-of-pocket expenses.

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH  45202

U.S. Bank, N.A. provides the Funds with full custodial services including affirmation and settlement of trades as well as the holding of the portfolios securities.

INDEPENDENT PUBLIC ACCOUNTANT
Berge & Company LTD
20 West Ninth Street
Cincinnati, OH  45202

Berge & Company LTD conducts the Funds' annual independent certified public accountant audit.

PORTFOLIO TRANSACTIONS

The Management Agreement recognizes that in the purchase and sale of portfolio securities the Fund Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Fund Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Fund Manager to be beneficial to a Fund. In addition, the Fund Manager is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Fund Manager in connection with its services to clients other than the Funds.

In over-the-counter markets, each Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its Trustees and/or officers are affiliated.

Consistent with these considerations, the Fund Manager may consider sales of shares of the Funds as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds.

The table below provides information about the total brokerage commissions paid by WWW Internet Fund and the brokerage commissions paid by the Fund to Interactive Planning Corp., which is an affiliated person of the Fund Manager and an affiliated person (Lawrence S. York) of which is an affiliated person of both the Trust and the Fund Manager. Mr. York, who is a Trustee, Chairman of the Board and President of the Trust, is the President of the Fund Manager and the President and a licensed registered representative of Interactive Planning Corp.

WWW INTERNET FUND                        YEAR ENDED JUNE 30, 2002        YEAR ENDED JUNE 30, 2001       YEAR ENDED JUNE 30, 2000


Total Brokerage Commissions Paid              $127,037                       $240,833                        $245,738

Brokerage Commissions Paid to
Interactive Planning Corp.                      None                           None                          $ 9,035


As a result of lower portfolio turnover rates, WWW Internet Fund paid less in brokerage commissions during the year ended June 30, 2002.

VALUATION

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

PORTFOLIO SECURITIES, including covered call options written by each Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees.

EXPENSES AND FEES, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund's shares.

RESTRICTED SECURITIES, as well as securities or other assets for which market quotations are not readily available, are valued at fair value as determined in good faith by the Board of Trustees or a committee composed of members of the Board. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

TAXES

NET INVESTMENT INCOME- Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of such Fund, constitutes the net investment income of such Fund from which dividends may be paid to you. Any distributions by such Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

CAPITAL GAINS- Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as a long-term capital gain, regardless of how long you have held your shares in such Fund. Net capital gains realized by each Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on such Fund.

EFFECT OF FOREIGN INVESTMENTS- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized by such Fund on the sale of debt securities are generally treated as ordinary losses by such Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the ordinary income of such Fund otherwise available for distribution to you. This treatment could increase or decrease the ordinary income distributions from such Fund to you and may cause some or all of the previously distributed income of such Fund to be classified as a return of capital.

Each Fund will be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of such Fund at the end of a fiscal year are invested in securities of foreign corporations, such Fund then may elect to pass through to you your pro-rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from such Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. Each Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTION- Each Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, such Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in such Fund.

EXCISE TAX DISTRIBUTION REQUIREMENTS- To avoid federal excise taxes, the Internal Revenue Code requires each Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES- Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning after the year 2000, certain shareholders may be subject to a reduced rate of tax on gains from each Fund's sale of securities held for more than five years. Other shareholders will not benefit from a reduced rate until after the year 2005.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributed to you by each Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through re-investment of dividends or otherwise) within thirty days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

CALCULATION OF INVESTMENT PERFORMANCE

From time to time, each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

Each Fund's "AVERAGE ANNUAL TOTAL RETURN" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P        (1 + T)n = ERV Where:
              P = a hypothetical initial payment of $1,000 T = average annual total return
              n = number of years
              ERV = ending redeemable value of a hypothetical $1,000
                   investment made at the beginning of the applicable period at the end of the applicable period.

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

"AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVD
         Where:
              P = a hypothetical initial payment of $1,000
              T = average annual total return (after taxes on distributions) n = number of years
              ATVD = ending value of a hypothetical $1,000 investment
                    made at the beginning of the applicable period at the end of the applicable period, after taxes on fund distributions but not after taxes on redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

"AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

P (1 + T)n = ATVDR
         Where:
              P = a hypothetical initial payment of $1,000
              T = average annual total return (after taxes on distributions and redemptions)
              n = number of years
              ATVDR   = ending value of a hypothetical $1,000
                        investment made at the beginning of the
                        applicable period at the end of the applicable period, after taxes on fund distributions and redemption.

The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

Each Fund may also advertise total return (a "non-standardized quotation") is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return, which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance calculation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance fluctuates, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

The table below provides investment results for Class Y shares of WWW Internet Fund. The results labeled as "total return" investment performance assumes the reinvestment of all capital gains and income dividends for the indicated periods, but, unless otherwise indicated, do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002                         1 YEAR         5 YEARS         LIFE*
                                                                         ------         -------         -----

WWW INTERNET FUND CLASS Y SHARES
Return Before Taxes                                                      -59.06%        -11.56%        -8.13%
Return After Taxes on Distributions                                      -59.06%        -13.30%        -9.77%
Return After Taxes on Distributions and Sale of Fund Shares              -47.25%         -7.76%        -5.36%

*Since inception date of August 1, 1996

No performance information is provided for Class A, Class B and Class C shares of WWW Internet Fund because the Fund did not offer these classes of shares as of June 30, 2002. No performance information is provided for the Growth Flex Fund or the Market Opportunities Fund because these Funds commenced operations after the date of this Statement of Additional Information.

These results should not be considered a representation of the total return from an investment made in the Funds today. This information is provided to help investors better understand the Funds and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

ADVERTISING THE FUNDS' PERFORMANCE

From time to time each Fund advertises its "total return" and "average annual total return". These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows what an investment in shares of a Fund would have earned over a specified period of time (for example, one and five year periods or since inception) assuming that all distributions and dividends paid by a Fund were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period; i.e., the average annual compound rate of return. Total return and average annual total return may be presented without the effect of the redemption fee.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Morningstar, Inc., Lipper Analytical Service, Inc., The Wall Street Journal and other independent reporting services which monitor the performance of mutual funds. In calculating the total return of a Fund's shares, these analyses generally assume investment of all dividends and distributions paid. A Fund may also refer in advertisements or in other promotional material to articles, comments listings and columns in the financial press pertaining to such Fund's performance. In addition, the Fund Manager may make comments from time to time regarding the economic conditions of markets that may influence the Fund's performance.

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CODE OF ETHICS

The Trust and the Fund Manager, and the affiliated companies (Capital Fund Services, Inc., Interactive Planning Corp., and Capital Advisors Group, Inc.) have adopted a Code of Ethics (the "Code") that governs the conduct of employees of the Fund, the Fund Manager and the affiliates who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, Board members and officers of the Trust, officers and employees of the Fund Manager, and officers and employees of the affiliates are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds. Violations of the Code are subject to review by the Trustees and could result in severe penalties.

GENERAL INFORMATION

WWW INTERNET FUND IS A DIVERSIFIED PORTFOLIO OF THE TRUST. GROWTH FLEX FUND IS A DIVERSIFIED PORTFOLIO OF THE TRUST. MARKET OPPORTUNITIES FUND IS A NON-DIVERSIFIED PORTFOLIO OF THE TRUST.

THE TRUST'S BOARD HAS AUTHORITY TO CREATE ADDITIONAL PORTFOLIOS OF SHARES WITHOUT SHAREHOLDER APPROVAL. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested will belong to that portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters, Trust shareholders vote together as a group; as to others, they vote separately by portfolio. Shares of WWW Internet Fund, Growth Flex Fund and Market Opportunities Fund are being offered through the Prospectus.

THE FUNDS' DECLARATION OF TRUST AUTHORIZES THE BOARD OF TRUSTEES, TO AMONG OTHER
THINGS:

1.       Invest and reinvest cash and to hold cash un-invested;

2. Vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

3. Hold any security or property in a form not indicating any trust whether in bearer, unregistered or other negotiable form or in the name of the Trust or a custodian, sub-custodian or other depository or a nominee or nominees or otherwise;

4. Join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper; and

5. Subject to certain provisions of the Funds' Declaration of Trust to allocate assets, liabilities, income and expenses of the Trust to a particular series of shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by a particular series of shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of shares, to allocate assets, liabilities, income and expenses of a series to a particular class of shares of that series or to apportion the same among two or more classes of shares of that series.

FINANCIAL STATEMENTS

The audited financial statements of WWW Internet Fund for the year ended June 30, 2002 that appear in the 2002 Annual Report to shareholders of The WWW Funds are incorporated by reference and made part of this document.

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